UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22912

Dreyfus BNY Mellon Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Alternative Diversifier Strategies Fund

ANNUAL REPORT October 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Alternative Diversifier Strategies Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Alternative Diversifier Strategies Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Alternative Diversifier Strategies Fund’s Class A shares produced a total return of -1.88%, Class C shares returned -2.55%, Class I shares returned -1.44% and Class Y shares returned -1.39%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”) returned 4.49% for the same period, and the Lipper Alternative Multi-Strategy Funds Index (the “Lipper Index”) produced a total return of -0.29% for the period.2

Bonds gained value as interest rates declined, and stocks generally advanced when investor sentiment improved during the spring and summer of 2016. The fund lagged its benchmarks due to shortfalls among some of its equity and managed futures strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets across non-traditional or “alternative” asset classes and investment strategies. The fund is designed to complement and diversify traditional stock and bond portfolios. The fund uses a “fund of funds” approach in which we allocate assets among other investment companies (the underlying funds) that invest in asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed income asset classes. We currently intend to allocate the fund’s assets among underlying funds that employ the following alternative investment strategies: long/short equity strategies, absolute return hedge strategies, real estate-related strategies, commodities strategies, global macro strategies and managed futures strategies.

As of October 31, 2016, the fund held positions in 10 underlying funds: AQR Managed Futures Strategy Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, DFA Commodity Strategy Portfolio, Dynamic Total Return Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Select Managers Long/Short Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund and BNY Mellon Absolute Insight Multi-Strategy Fund.

Financial Markets Advanced Despite Headwinds

Equity investors grew increasingly averse to risks over the final months of 2015 amid sluggish growth in international markets, and stocks and corporate bonds suffered particularly severe declines in January 2016 due to plunging commodity prices and worries about higher short-term U.S. interest rates. The markets reversed course in mid-February after reports of better-than-expected U.S. economic data and corporate earnings. The rally continued through the spring when U.S. monetary policymakers refrained from additional rate hikes, commodity prices rebounded, and foreign currencies strengthened against the U.S. dollar. Although a referendum in the United Kingdom to leave the European Union introduced renewed market turmoil in late June, riskier assets bounced back quickly over the summer.

In the bond market, global economic concerns triggered a flight to traditional safe havens, sending yields of high-quality sovereign bonds lower. Indeed, robust demand from international investors seeking higher levels of current income drove yields of U.S. Treasury securities to historical lows in July.

Some Strategies Dampened Relative Results

Some of the fund’s underlying investments were adversely affected by broadly higher stock prices over the reporting period. Underweighted exposure to equities limited the ability of ASG Global Alternatives Fund to participate more fully in the market rally. Likewise, the short positions held by Dreyfus Select Managers Long/Short Fund proved relatively ineffective in the rising stock market.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Finally, ASG Managed Futures Strategy Fund was hurt by sudden trend reversals in the commodities, fixed-income and equity markets, and relative results were further dampened by its currency strategy.

The fund received stronger contributions to performance from Dreyfus Global Real Return Fund, which benefited from its positions in gold and high yield corporate bonds. Dreyfus Global Real Estate Securities Fund fared well in a constructive environment for real estate investment trusts (REITs), as investors favored dividend-paying stocks in the low interest rate environment. Dynamic Total Return Fund produced strong results through its currency strategies and its stock selection strategy in the United States, Germany and Japan.

Portfolio Diversification through Alternative Investments

We currently expect volatility to persist in the global financial markets due to ongoing economic and geopolitical headwinds in much of the world, as well as political uncertainty in the United States. Therefore, we have continued to emphasize opportunities for portfolio diversification through strategies with little correlation to stock and bond market performance. Early in the reporting period, we reduced the fund’s exposure to Dreyfus Global Real Return Fund and established a new position in BNY Mellon Absolute Insight Multi-Strategy Fund. In July, we rebalanced the fund’s absolute return-oriented investments by reducing exposure to ASG Global Alternatives Fund and boosting allocations to BNY Mellon Absolute Insight Multi-Strategy Fund and Dreyfus Global Real Return Fund. At the same time, we redeployed assets away from Dynamic Total Return Fund and into AQR Managed Futures Strategy Fund and ASG Managed Futures Strategy Fund.

November 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors.

The underlying fund’s underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

² Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. The Lipper Alternative Multi-Strategy Funds Index measures the performance of mutual funds that, by prospectus language, seek total return through the management of several different hedge fund-like strategies. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Alternative Diversifier Strategies Fund Class A shares, Class C shares, Class I shares, and Class Y shares, with the Standard & Poor’s 500® Composite Price Index and the Lipper Alternative Multi-Strategy Funds Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Alternative Diversifier Strategies Fund on 3/31/14 (inception date) to a $10,000 investment made in the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”) and the Lipper Alternative Multi-Strategy Funds Index (the “Lipper Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. The Lipper Index measures the performance of mutual funds that, by prospectus language, seek total return through the management of several different hedge fund-like strategies. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/14	-7.56%	-2.35%
without sales charge	3/31/14	-1.88%	-0.10%
Class C shares
with applicable redemption charge†	3/31/14	-3.53%	-0.71%
without redemption	3/31/14	-2.55%	-0.71%
Class I shares	3/31/14	-1.44%	0.23%
Class Y shares	3/31/14	-1.39%	0.42%
Standard & Poor's 500® Composite Stock Price Index	3/31/14	4.49%	7.25%††
Lipper Alternative Multi-Strategy Funds Index	3/31/14	-0.29%	0.39%††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† Index date is based on the inception date of the fund.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Alternative Diversifier Strategies Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.97	$7.27	$1.86	$1.51
Ending value (after expenses)	$999.20	$995.10	$1,000.80	$1,001.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.01	$7.35	$1.88	$1.53
Ending value (after expenses)	$1,021.17	$1,017.85	$1,023.28	$1,023.63

† Expenses are equal to the fund's annualized expense ratio of .79% for Class A, 1.45% for Class C, .37% for Class I and .30% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2016

Registered Investment Companies - 99.1%	Shares		Value ($)
Alternative Investments - 28.5%
AQR Managed Futures Strategy Fund, Cl. I	3,049,158		29,790,271
ASG Global Alternatives Fund, Cl. Y	2,559,692	[a]	25,110,582
ASG Managed Futures Strategy Fund, Cl. Y	2,902,793		28,505,426
DFA Commodity Strategy Portfolio	1,640,188		9,644,307
Dynamic Total Return Fund, Cl. Y	3,261,659	[a,b]	52,414,851
			145,465,437
Domestic Equity - 39.6%
Dreyfus Research Long/Short Equity Fund, Cl. Y	4,015,229	[a,b]	49,507,772
Dreyfus Select Managers Long/Short Fund, Cl. Y	12,528,117	[a,b,c]	152,717,752
			202,225,524
Foreign Equity - 31.0%
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl. Y	4,146,275	[a,b]	51,372,342
Dreyfus Global Real Estate Securities Fund, Cl. Y	6,343,098	[b]	56,834,161
Dreyfus Global Real Return Fund, Cl. Y	3,394,111	[b]	50,198,904
			158,405,407
Total Investments (cost $511,928,344)	99.1%		506,096,368
Cash and Receivables (Net)	.9%		4,667,168
Net Assets	100.0%		510,763,536

aNon-income producing security.
bInvestment in affiliated mutual fund.
cThe fund’s investment in the Dreyfus Select Managers Long/Short Fund represents 29.9% of the fund’s net assets. The Dreyfus Select Managers Long/Short Fund seeks to provide long-term capital appreciation.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	39.6
Mutual Funds: Foreign	31.0
Mutual Funds: Alternative	28.5
99.1

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	102,400,087	93,050,586
Affiliated issuers	409,528,257	413,045,782
Cash		4,424,918
Receivable for investment securities sold		476,036
Receivable for shares of Common Stock subscribed		152,096
Prepaid expenses		14,192
		511,163,610
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		121,125
Payable for shares of Common Stock redeemed		214,669
Accrued expenses		64,280
		400,074
Net Assets ($)		510,763,536
Composition of Net Assets ($):
Paid-in capital		521,666,816
Accumulated distributions in excess of investment income—net		(1,131,848)
Accumulated net realized gain (loss) on investments		(3,939,456)
Accumulated net unrealized appreciation (depreciation) on investments		(5,831,976)
Net Assets ($)		510,763,536

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	61,333	32,803	1,336,337	509,333,063
Shares Outstanding	5,016	2,684	108,926	41,356,673
Net Asset Value Per Share ($)	12.23	12.22	12.27	12.32

See notes to financial statements.

9

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,488,075
Affiliated issuers	4,614,905
Total Income	6,102,980
Expenses:
Management fee—Note 3(a)	1,254,718
Professional fees	80,852
Registration fees	62,734
Directors’ fees and expenses—Note 3(d)	38,116
Prospectus and shareholders’ reports	9,012
Custodian fees—Note 3(c)	8,493
Loan commitment fees—Note 2	8,465
Shareholder servicing costs—Note 3(c)	1,388
Interest expense—Note 2	261
Distribution fees—Note 3(b)	248
Miscellaneous	20,525
Total Expenses	1,484,812
Less—reduction in expenses due to undertaking—Note 3(a)	(34)
Less—reduction in fees due to earnings credits—Note 3(c)	(14)
Net Expenses	1,484,764
Investment Income—Net	4,618,216
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(3,393,867)
Affiliated issuers	(2,090,604)
Capital gain distributions on unaffiliated issuers	504,066
Capital gain distributions from affiliated issuers	2,492,199
Net Realized Gain (Loss)	(2,488,206)
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(6,473,108)
Affiliated issuers	(1,790,166)
Net Unrealized Appreciation (Depreciation)	(8,263,274)
Net Realized and Unrealized Gain (Loss) on Investments	(10,751,480)
Net (Decrease) in Net Assets Resulting from Operations	(6,133,264)

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	4,618,216	4,244,215
Net realized gain (loss) on investments	(2,488,206)	(272,478)
Net unrealized appreciation (depreciation) on investments	(8,263,274)	(2,636,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,133,264)	1,335,297
Dividends to Shareholders from ($):
Investment income—net:
Class A	(368)	(724)
Class C	-	(97)
Class I	(7,989)	(1,946)
Class Y	(5,191,550)	(5,396,070)
Net realized gain on investments:
Class A	-	(22)
Class C	-	(10)
Class I	-	(55)
Class Y	-	(147,467)
Total Dividends	(5,199,907)	(5,546,391)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,100	7,491
Class C	-	8,960
Class I	1,452,423	1,094,238
Class Y	142,705,270	158,975,972
Dividends reinvested:
Class A	219	411
Class I	7,439	801
Class Y	384,363	393,646
Cost of shares redeemed:
Class A	-	(2,054)
Class C	-	(13,827)
Class I	(736,004)	(577,346)
Class Y	(100,312,688)	(50,637,333)
Increase (Decrease) in Net Assets from Capital Stock Transactions	43,502,122	109,250,959
Total Increase (Decrease) in Net Assets	32,168,951	105,039,865
Net Assets ($):
Beginning of Period	478,594,585	373,554,720
End of Period	510,763,536	478,594,585
Distributions in excess of investment income—net	(1,131,848)	(750,407)

11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	89	576
Shares issued for dividends reinvested	18	33
Shares redeemed	-	(159)
Net Increase (Decrease) in Shares Outstanding	107	450
Class C
Shares sold	-	684
Shares redeemed	-	(1,083)
Net Increase (Decrease) in Shares Outstanding	-	(399)
Class Ia
Shares sold	117,919	86,139
Shares issued for dividends reinvested	603	64
Shares redeemed	(59,896)	(45,254)
Net Increase (Decrease) in Shares Outstanding	58,626	40,949
Class Ya
Shares sold	11,593,917	12,385,722
Shares issued for dividends reinvested	31,072	31,118
Shares redeemed	(8,110,570)	(3,948,427)
Net Increase (Decrease) in Shares Outstanding	3,514,419	8,468,413

[a]	During the period ended October 31, 2016, 110,554 Class Y shares representing $1,366,244 were exchanged for 110,954 Class I shares.
See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.54	12.67	12.50
Investment Operations:
Investment income (loss)—net[b]	.06	.07	(.04)
Net realized and unrealized gain (loss) on investments	(.30)	(.04)	.21
Total from Investment Operations	(.24)	.03	.17
Distributions:
Dividends from investment income—net	(.07)	(.16)	–
Dividends from net realized gain on investments	–	(.00)[c]	–
Total Distributions	(.07)	(.16)	–
Net asset value, end of period	12.23	12.54	12.67
Total Return (%)[d]	(1.88)	.29	1.36[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	.85	.86	1.02[g]
Ratio of net expenses to average net assets[f]	.79	.80	.54 [g]
Ratio of net investment income (loss) to average net assets[f]	.48	.58	(.53)[g]
Portfolio Turnover Rate	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	61	62	57

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Amounts do not inclde the expenses of the underlying funds.
g Annualized.
See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.54	12.64	12.50
Investment Operations:
Investment (loss)—net[b]	(.02)	(.05)	(.10)
Net realized and unrealized gain (loss) on investments	(.30)	.00[c]	.24
Total from Investment Operations	(.32)	(.05)	.14
Distributions:
Dividends from investment income—net	–	(.05)	–
Dividends from net realized gain on investments	–	(.00)[c]	–
Total Distributions	–	(.05)	–
Net asset value, end of period	12.22	12.54	12.64
Total Return (%)[d]	(2.55)	(.37)	1.12[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	1.44	1.59	2.16[g]
Ratio of net expenses to average net assets[f]	1.44	1.50	1.34[g]
Ratio of net investment (loss) to average net assets[f]	(.16)	(.36)	(1.34)[g]
Portfolio Turnover Rate	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	33	34	39

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Amounts do not include the expenses of the underlying funds.
g Annualized.
See notes to financial statements.

14

	Year Ended October 31,
Class I Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.58	12.70	12.50
Investment Operations:
Investment income (loss)—net[b]	.10	.03	(.05)
Net realized and unrealized gain (loss) on investments	(.28)	.02	.25
Total from Investment Operations	(.18)	.05	.20
Distributions:
Dividends from investment income—net	(.13)	(.17)	–
Dividends from net realized gain on investments	–	(.00)[c]	–
Total Distributions	(.13)	(.17)	–
Net asset value, end of period	12.27	12.58	12.70
Total Return (%)	(1.44)	.45	1.60[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.37	.43	1.06[f]
Ratio of net expenses to average net assets[e]	.37	.41	.52 [f]
Ratio of net investment income (loss)to average net assets[e]	.79	.23	(.51) [f]
Portfolio Turnover Rate	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	1,336	633	119

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amounts do not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.63	12.71	12.50
Investment Operations:
Investment income (loss)—net[b]	.11	.13	(.03)
Net realized and unrealized gain (loss) on investments	(.28)	(.03)	.24
Total from Investment Operations	(.17)	.10	.21
Distributions:
Dividends from investment income—net	(.14)	(.18)	–
Dividends from net realized gain on investments	–	(.00)[c]	–
Total Distributions	(.14)	(.18)	–
Net asset value, end of period	12.32	12.63	12.71
Total Return (%)	(1.39)	.82	1.68[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.30	.31	.36[f]
Ratio of net expenses to average net assets[e]	.30	.31	.36[f]
Ratio of net investment income (loss) to average net assets[e]	.92	.99	(.36)[f]
Portfolio Turnover Rate	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	509,333	477,866	373,341

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amounts do not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Alternative Diversifier Strategies Fund (the “fund”) is a separate diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A and Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

17

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

18

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds†	506,096,368	-	-	506,096,368

† See Statement of Investments for additional detailed categorizations.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases($)†	Sales ($)	Net Realized Gains (Loss) ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	–	53,645,256	2,151,253	(2,602)
Dreyfus Global Real Estate Securities Fund, Cl. Y	51,294,976	10,408,370	3,883,409	(228,381)
Dreyfus Global Real Return Fund, Cl. Y	80,122,752	16,727,755	46,604,735	(1,438,634)
Dreyfus Research Long/Short Equity Fund, Cl. Y	45,875,658	8,830,885	3,883,409	(251,153)
Dreyfus Select Managers Long/Short Fund, Cl. Y	143,174,337	23,357,582	11,650,226	(452,173)
Dynamic Total Return Fund, Cl. Y	54,448,709	8,588,517	11,375,213	282,339
TOTAL	374,916,432	121,558,365	79,548,245	(2,090,604)

† Includes reinvested dividends/distributions.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 10/31/2016 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	(119,059)	51,372,342	10.1	–
Dreyfus Global Real Estate Securities Fund, Cl. Y	(757,395)	56,834,161	11.1	2,622,509
Dreyfus Global Real Return Fund, Cl. Y	1,391,766	50,198,904	9.8	3,439,570
Dreyfus Research Long/Short Equity Fund, Cl. Y	(1,064,209)	49,507,772	9.7	1,045,025
Dreyfus Select Managers Long/Short Fund, Cl. Y	(1,711,768)	152,717,752	29.9	–
Dynamic Total Return Fund, Cl. Y	470,499	52,414,851	10.3	–
TOTAL	(1,790,166)	413,045,782	80.9	7,107,104

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

20

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $615,732 and unrealized depreciation $9,155,700. In addition, the fund deferred for tax purposes late year ordinary losses of $1,131,848 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $615,732 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $5,199,907 and $5,398,837, and long-term capital gains $0 and $147,554, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for short-term capital gain distributions from regulated investment company holdings, the fund increased accumulated undistributed investment income-net by $200,250 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2016, was approximately $19,100 with a related weighted average annualized interest rate of 1.36%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of 1.35% applied to the portion of the fund’s average daily net assets allocated to direct investments in securities and .25% applied to that portion of the fund’s average daily net assets allocated to investments in other investment companies (underlying funds) and money market instruments (including cash and equivalents). Dreyfus has contractually agreed, from November 1, 2015 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .55% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $34 during the period ended October 31, 2016.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $248 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $153 and $83, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested

22

persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $756 for transfer agency services and $33 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $14.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $8,493 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $108,861, Distribution Plan fees $21, Shareholder Services Plan fees $20, custodian fees $6,400, Chief Compliance Officer fees $5,688 and transfer agency fees $136, which are offset against an expense reimbursement currently in effect in the amount of $1.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2016, amounted to $145,551,496 and $101,845,762, respectively.

23

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016, the cost of investments for federal income tax purposes was $515,252,068; accordingly, accumulated net unrealized depreciation on investments was $9,155,700, consisting of $7,436,737 gross unrealized appreciation and $16,592,437 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Dreyfus BNY Mellon Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Alternative Diversifier Strategies Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statement of investments as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, the transfer agent of the underlying funds and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Alternative Diversifier Strategies Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $5,199,907 as ordinary income dividends paid during the year ended October 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns.

26

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

27

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

29

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

Dreyfus Alternative Diversifier Strategies Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRNAX Class C: DRNCX Class I: DRNIX Class Y: DRYNX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6253AR1016

Dreyfus Emerging Markets Debt U.S. Dollar Fund

ANNUAL REPORT October 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Debt U.S. Dollar Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Debt U.S. Dollar Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Josephine Shea, Primary Portfolio Manager, and Federico Garcia Zamora, Primary Portfolio Manager, of Standish Mellon Asset Management Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Emerging Markets Debt U.S. Dollar Fund’s Class A shares produced a total return of 10.56%, Class C shares returned 9.67%, Class I shares returned 10.72%, and Class Y shares returned 10.76%.1 For comparison, the fund’s benchmarks, the JPMorgan Corporate Emerging Markets Bond Index—Broad (CEMBI-Broad Index), the JPMorgan Emerging Markets Bond Index—Global (EMBI-Global Index) and a customized blended index (the “Blended Index”), composed of 50% CEMBI-Broad Index and 50% EMBI-Global Index, returned 9.89%, 11.59% and 10.75%, respectively, for the same period.2

Emerging market bonds rallied strongly over much of the reporting period, more than erasing previous losses early in the reporting period as interest rates fell and investors’ appetites for riskier assets improved. The fund performed roughly in line with its benchmark, supported by strong country allocations and individual security selections.

As of August 1, 2016, Federico Garcia Zamora became a primary portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its net assets in emerging market bonds and other debt instruments denominated in U.S. dollars, and in derivative instruments that provide investment exposure to such securities.

When choosing investments, we employ in-depth fundamental country and credit analysis. A “top-down” analysis of macroeconomics and financial and political variables guides country allocations, while a “bottom-up” analysis of the fundamental measures of an issuer’s creditworthiness guides securities selection. We also consider technical market factors and the global risk environment. We typically sell a security if we believe it is overvalued from a valuation standpoint, another sector becomes relatively more attractive, or we expect fundamentals to deteriorate.

Robust Investor Demand Supported Emerging Bond Markets

Over the final months of 2015, global economic concerns sparked heightened bond market turbulence in the emerging markets. Sluggish growth in Europe and Japan and falling commodity prices caused global investors to flock to traditional safe havens, hurting riskier emerging market while sending prices of high-quality sovereign bonds from developed markets higher and their yields lower. Investors also anticipated at the time that U.S. monetary policymakers would raise short-term interest rates, as indeed they did in December 2015, a move that many worried could weigh on the world’s developing economies.

Investor sentiment changed dramatically in mid-February 2016 in response to better-than-expected economic data and corporate profits. In addition, investors were encouraged when commodity prices began to rebound, several central banks announced new stimulus measures, U.S. policymakers indicated that they would delay additional rate hikes, and foreign currencies gained value against the U.S. dollar. Moreover, the Bank of Japan and European Central Bank adopted negative short-term interest rates, a move that drove international fixed-income investors to higher yielding market sectors, including emerging market bonds.

In June, concerns surrounding a referendum in the United Kingdom to leave the European Union produced renewed market volatility. Yet, higher-yielding bond market sectors quickly rebounded amid robust demand from international investors seeking more competitive yields than were available from

3

DISCUSSION OF FUND PERFORMANCE (continued)

sovereign bonds in overseas markets. Consequently, U.S. dollar-denominated bonds from the emerging markets ended the reporting period with solid total returns.

Security Selections Supported Fund Results

The fund participated fully in the emerging bond markets’ robust gains over the reporting period. From a country allocation perspective, the fund particularly benefited from overweighted exposure to bonds in Argentina, Iraq, and the Ivory Coast, as well as from relatively light holdings of bonds from China, which we regarded as richly valued. Our security selection strategy also generally proved successful, including a position in corporate-backed bonds from Indian natural resources producer Vedanta. The fund’s relatively constructive duration posture added additional value when long-term interest rates declined.

In contrast, the fund’s results were dampened to a degree by a relatively large cash position, which prevented it from participating even more fully in market rallies. Underweighted exposure to Colombia and Angola weighed on returns to a lesser extent, as did an overweighted position in Romania. Finally, individual holdings in Argentina, Indonesia, and Brazil underperformed market averages.

Continued Volatility Expected

Uncertainty surrounding the outcome of the U.S. election appears likely to fuel heightened market volatility until the new administration’s fiscal, trade, and foreign policies become clearer. In addition, we expect emerging market bonds to continue to respond to changing expectations for Chinese growth and oil prices. Therefore, we currently intend to maintain the fund’s focus on relative value, macroeconomic themes, and credit improvement opportunities. We have identified a number of such opportunities among high yield bonds issued by companies with relatively little sensitivity to U.S. political developments, but we have found fewer securities meeting our criteria among Asian exporters. We also have adopted a more cautious approach to countries—such as Turkey, Indonesia and Brazil—that may be sensitive to changes in the value of the U.S. dollar.

November 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to changing political and economic conditions, and potentially less liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation through March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — JPMorgan Corporate Emerging Markets Bond Index-Broad is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. JPMorgan Emerging Markets Bond Index-Global is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging market bonds. The Blended Index is a static blend of 50% JPMorgan Corporate Emerging Markets Bond Index-Broad and 50% JPMorgan Emerging Markets Bond Index-Global. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets Debts U.S. Dollar Fund Class A shares, Class C shares, Class I shares and Class Y shares, with the JPMorgan Corporate Emerging Markets Bond Index-Broad, the JPMorgan Emerging Markets Bond Index-Global and the Blended Index

† Source: Factset.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Emerging Markets Debt U.S. Dollar Fund on 12/3/14 (inception date) to a $10,000 investment made in the JPMorgan Corporate Emerging Markets Bond Index-Broad (the “CEMBI-Broad Index”), the JPMorgan Emerging Markets Bond Index-Global (the “EMBI-Global Index”) and as well as to a Customized Blended index comprised of 50% of CEMBI-Broad and 50% of EMBI-Global (the “Blended Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The CEMBI-Broad Index is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds. The EMBI-Global Index is a market capitalization weighted index consisting of U.S. dollar denominated emerging market bonds. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Financial Highlight section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	From
			Inception
Class A shares
with maximum sales charge (4.50%)	12/3/14	5.60%	2.19%
without sales charge	12/3/14	10.56%	4.69%
Class C shares
with applicable redemption charge †	12/3/14	8.67%	3.90%
without redemption	12/3/14	9.67%	3.90%
Class I shares	12/3/14	10.72%	4.93%
Class Y shares	12/3/14	10.76%	4.91%
JPMorgan Corporate Emerging Markets
Bond Index Broad	11/30/14	9.89%	5.37%	††
JPMorgan Emerging Markets Bond
Index-Global	11/30/14	11.59%	5.82%	††
Customized Blended Index	11/30/14	10.75%	5.60%	††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purpose, the value of the index as of 11/30/14 is used as the beginning value on 12/3/14.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Debt U.S. Dollar Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.69	$8.59	$3.39	$3.39
Ending value (after expenses)	$1,075.10	$1,070.50	$1,075.40	$1,075.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.57	$8.36	$3.30	$3.30
Ending value (after expenses)	$1,020.61	$1,016.84	$1,021.87	$1,021.87

† Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.65% for Class C, .65% for Class I and .65% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2016

Bonds and Notes - 97.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - 2.3%
Arcelik, Sr. Unscd. Notes	5.00	4/3/23	260,000		256,433
Grupo Posadas, Gtd. Notes	7.88	6/30/22	170,000		175,950
Myriad International Holdings, Gtd. Notes	5.50	7/21/25	200,000		212,533
Tupy Overseas, Gtd. Bonds	6.63	7/17/24	200,000		204,500
				849,416
Consumer Staples - 1.1%
Cosan Luxembourg, Gtd. Notes	7.00	1/20/27	400,000	[a]	417,000
Energy - 8.5%
AES Panama, Sr. Unscd. Notes	6.00	6/25/22	200,000	[a]	209,273
Borets Finance, Gtd. Notes	7.63	9/26/18	200,000		198,880
CNOOC Finance 2015 USA, Gtd. Notes	3.50	5/5/25	250,000		254,183
Lukoil International Finance, Gtd. Notes	4.75	11/2/26	340,000	[a]	340,711
Petrobras Global Finance, Gtd. Notes	8.38	5/23/21	700,000		775,460
Petrobras Global Finance, Gtd. Notes	6.75	1/27/41	210,000		187,100
Petrobras Global Finance, Gtd. Notes	5.63	5/20/43	130,000		102,791
Petroleos de Venezuela, Gtd. Bonds	6.00	5/16/24	280,000		105,812
Petroleos de Venezuela, Gtd. Notes	8.50	11/2/17	66,667		48,667
Petroleos de Venezuela, Gtd. Notes	12.75	2/17/22	420,000		251,370
Petroleos Mexicanos, Gtd. Notes	4.63	9/21/23	30,000	[a]	29,957
Ras Laffan Liquefied Natural Gas, Sr. Scd. Bonds	6.33	9/30/27	300,000		360,000
YPF, Sr. Unscd. Notes	8.50	3/23/21	165,000	[a]	181,863
YPF, Sr. Unscd. Notes	8.50	7/28/25	95,000		103,788
				3,149,855
Financials - 3.8%
ALROSA Finance, Gtd. Notes	7.75	11/3/20	300,000		341,416
BBVA Bancomer, Jr. Sub. Notes	7.25	4/22/20	220,000		245,630
BGEO Group, Sr. Unscd. Bonds	6.00	7/26/23	200,000	[a]	205,924
Turkiye Vakiflar Bankasi, Sr. Unscd. Notes	5.50	10/27/21	200,000	[a]	199,092

8

Bonds and Notes - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 3.8% (continued)
VTR Finance, Sr. Scd. Notes	6.88	1/15/24	400,000		419,000
				1,411,062
Foreign/Governmental - 51.0%
Argentine Government, Sr. Unscd. Notes	7.50	4/22/26	150,000		164,250
Argentine Government, Sr. Unscd. Notes	7.50	4/22/26	245,000	[a]	268,275
Argentine Government, Sr. Unscd. Notes	8.28	12/31/33	175,000		275,776
Bahraini Government, Sr. Unscd. Notes	7.00	1/26/26	1,270,000		1,354,110
Banco Nacional de Desenvolvimento Economico e Social, Sr. Unscd. Notes	5.75	9/26/23	645,000		670,800
Brazil Minas, Govt. Gtd. Notes	5.33	2/15/28	515,000		507,275
Colombian Government, Sr. Unscd. Bonds	4.50	1/28/26	200,000		214,350
Colombian Government, Sr. Unscd. Bonds	7.38	9/18/37	130,000		167,050
Comision Federal de Electricidad, Sr. Unscd. Notes	5.75	2/14/42	340,000		348,881
Development Bank of Kazakhstan, Sr. Unscd. Notes	4.13	12/10/22	220,000		215,644
Dominican Republic Government, Sr. Unscd. Bonds	5.88	4/18/24	100,000		104,250
Dominican Republic Government, Sr. Unscd. Notes	6.88	1/29/26	145,000	[a]	159,500
Ecopetrol, Sr. Unscd. Notes	5.38	6/26/26	180,000		182,070
Ecopetrol, Sr. Unscd. Notes	5.88	5/28/45	310,000		275,125
El Salvadorian Government, Sr. Unscd. Notes	8.25	4/10/32	100,000		109,487
El Salvadorian Government, Sr. Unscd. Notes	7.65	6/15/35	40,000		41,664
Export Bank of Turkey, Sr. Unscd. Notes	5.38	10/24/23	205,000	[a]	205,215
Gazprom, Sr. Unscd. Bonds	6.00	11/27/23	310,000		328,987
Hungarian Government, Sr. Unscd. Notes	5.38	3/25/24	320,000		368,257
Hungarian Government, Sr. Unscd. Notes	7.63	3/29/41	60,000		91,665
Iraqi Government, Unscd. Bonds	5.80	1/15/28	1,040,000		840,874
Israel Electric, Sr. Scd. Bonds, Ser. 6	5.00	11/12/24	345,000		372,427
Ivory Coast Government, Sr. Unscd. Notes	5.38	7/23/24	850,000		860,782
Kazakhstan Government, Sr. Unscd. Notes	5.13	7/21/25	200,000		222,254
Kazakhstan Government, Sr. Unscd. Notes	4.88	10/14/44	200,000		202,772

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 51.0% (continued)
KazMunayGas National, Sr. Unscd. Notes	7.00	5/5/20	100,000		111,373
KazMunayGas National, Sr. Unscd. Notes	4.40	4/30/23	275,000		279,040
KazMunayGas National, Sr. Unscd. Notes	5.75	4/30/43	200,000		201,892
Lebanese Government, Sr. Unscd. Notes	8.25	4/12/21	220,000		236,510
Lebanese Government, Sr. Unscd. Notes	6.60	11/27/26	275,000		268,122
Lebanese Government, Sr. Unscd. Notes	6.65	2/26/30	80,000		77,400
Magyar Export-Import Bank, Gtd. Bonds	4.00	1/30/20	250,000		260,099
MFB Magyar Fejlesztesi Bank, Govt. Gtd. Notes	6.25	10/21/20	220,000		248,831
NTPC, Sr. Unscd. Notes	4.75	10/3/22	240,000		263,219
Office Cherifien des Phosphates, Sr. Unscd. Notes	6.88	4/25/44	400,000		440,656
Pakistani Government, Sr. Unscd. Notes	8.25	4/15/24	200,000		225,788
Pertamina, Sr. Unscd. Notes	4.30	5/20/23	440,000		456,831
Pertamina, Sr. Unscd. Notes	5.63	5/20/43	200,000		201,367
Perusahaan Gas Negara, Sr. Unscd. Notes	5.13	5/16/24	240,000		256,754
Perusahaan Listrik Negara, Sr. Unscd. Notes	5.25	10/24/42	470,000		469,765
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	260,000		277,225
Petroleos Mexicanos, Gtd. Notes	6.38	2/4/21	25,000	[a]	27,413
Petroleos Mexicanos, Gtd. Notes	4.50	1/23/26	100,000		96,850
Petroleos Mexicanos, Gtd. Notes	6.88	8/4/26	40,000	[a]	44,816
Romanian Government, Sr. Unscd. Notes	4.88	1/22/24	270,000		303,303
Romanian Government, Sr. Unscd. Notes	6.13	1/22/44	100,000		130,180
Sberbank of Russia, Sr. Unscd. Notes	6.13	2/7/22	250,000		272,219
Senegal Government, Unscd. Bonds	6.25	7/30/24	830,000		856,489
Serbian Government, Sr. Unscd. Notes	7.25	9/28/21	610,000		701,809
Sinopec Group Overseas Development 2015, Gtd. Notes	3.25	4/28/25	300,000	[a]	302,086
Sri Lankan Government, Sr. Unscd Bonds	6.85	11/3/25	255,000		269,367
Sri Lankan Government, Sr. Unscd. Bonds	5.75	1/18/22	200,000	[a]	203,274

10

Bonds and Notes - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Foreign/Governmental - 51.0% (continued)
Sri Lankan Government, Sr. Unscd. Notes	6.25	7/27/21	210,000	220,259
State Grid Overseas, Gtd. Notes	4.85	5/7/44	200,000	239,367
Turk Telekomunikasyon, Sr. Unscd. Notes	4.88	6/19/24	375,000	370,856
Turkish Government, Sr. Unscd. Bonds	5.63	3/30/21	130,000	137,548
Turkish Government, Sr. Unscd. Bonds	4.25	4/14/26	240,000	230,480
Turkish Government, Sr. Unscd. Notes	4.88	4/16/43	410,000	365,415
Ukrainian Government, Sr. Scd. Notes	7.75	9/1/19	180,000	179,978
Ukrainian Government, Sr. Unscd. Notes	7.75	9/1/26	220,000	210,450
Uruguayan Government, Sr. Unscd. Notes	4.38	10/27/27	200,000	212,250
Venezuelan Government, Sr. Unscd. Bonds	9.00	5/7/23	600,000	278,400
Vnesheconombank, Sr. Unscd. Notes	6.03	7/5/22	290,000	304,285
Vnesheconombank, Sr. Unscd. Notes	6.80	11/22/25	170,000	182,498
				18,966,204
Industrials - 11.3%
DP World, Sr. Unscd. Notes	6.85	7/2/37	510,000	583,519
Elementia, Gtd. Notes	5.50	1/15/25	450,000	460,350
ENA Norte Trust, Pass Through Certificates	4.95	4/25/23	145,749	152,308
Georgian Railway, Sr. Unscd. Notes	7.75	7/11/22	600,000	672,000
Hutchison Whampoa, Gtd. Bonds	3.63	10/31/24	330,000	347,602
Metalsa, Gtd. Notes	4.90	4/24/23	480,000	472,800
Mexico City Airport Trust, Sr. Scd. Notes	4.25	10/31/26	200,000	[a] 204,300
Odebrecht Finance, Gtd. Notes	4.38	4/25/25	400,000	195,500
Odebrecht Finance, Gtd. Notes	7.13	6/26/42	360,000	181,800
Reliance Industries, Sr. Unscd. Notes	4.13	1/28/25	570,000	589,977
Sixsigma Networks Mexico, Gtd. Notes	8.25	11/7/21	200,000	197,000
Union Andina De Cementos, Sr. Unscd. Notes	5.88	10/30/21	150,000	156,225
				4,213,381
Information Technology - 1.4%
Tencent Holdings, Sr. Unscd. Notes	3.80	2/11/25	485,000	513,867

11

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Materials - 11.0%
AngloGold Ashanti Holdings, Gtd. Notes	5.13	8/1/22	190,000		195,091
Cementos Pacasmayo, Gtd. Notes	4.50	2/8/23	130,000		134,225
Cemex, Sr. Scd. Notes	5.70	1/11/25	200,000		204,000
Cemex, Sr. Scd. Notes	7.75	4/16/26	200,000	[a]	224,620
Codelco, Sr. Unscd Notes	4.50	9/16/25	200,000		208,418
Equate Petrochemical, Gtd. Notes	4.25	11/3/26	495,000	[a]	488,194
MMC Norilsk Nickel, Sr. Unscd. Notes	6.63	10/14/22	435,000	[a]	486,419
Novolipetsk Steel via Steel Funding, Sr. Unscd. Notes	4.50	6/15/23	200,000		200,185
Novolipetsk Steel via Steel Funding, Sr. Unscd. Notes	4.50	6/15/23	260,000	[a]	260,240
Southern Copper, Sr. Unscd. Notes	5.25	11/8/42	205,000		195,156
Suzano Austria, Gtd. Notes	5.75	7/14/26	275,000		272,607
Turkiye Sise ve Cam Fabrikalari, Sr. Unscd. Notes	4.25	5/9/20	250,000		249,063
UPL, Sr. Unscd. Notes	3.25	10/13/21	380,000	[a]	380,014
Vale Overseas, Gtd. Notes	6.88	11/21/36	300,000		304,035
Vedanta Resources, Sr. Unscd. Bonds	8.25	6/7/21	290,000		298,352
				4,100,619
Real Estate - 2.9%
China Overseas Finance, Gtd. Bonds	5.95	5/8/24	215,000		251,053
Longfor Properties, Gtd. Notes	6.75	1/29/23	300,000		324,745
MAF Global Securities, Gtd. Bonds	4.75	5/7/24	240,000		256,800
Shimao Property Holdings, Gtd. Bonds	8.38	2/10/22	220,000		248,617
				1,081,215
Telecommunications - 3.4%
Digicel, Sr. Unscd. Notes	6.00	4/15/21	200,000		179,940
Globo Comunicacao e Participacoes, Sr. Unscd. Notes	4.84	6/8/25	330,000	[b]	335,115
GTH Finance, Gtd. Notes	7.25	4/26/23	200,000	[a]	213,450
PCCW-HKT Capital, Gtd. Notes	3.75	3/8/23	310,000		325,622
VimpelCom Holdings, Gtd. Notes	5.95	2/13/23	200,000		206,000
				1,260,127

12

Bonds and Notes - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Utilities - 1.2%
ENN Energy Holdings, Sr. Unscd. Notes	6.00	5/13/21	220,000	248,634
Transelec, Sr. Unscd. Notes	3.88	1/12/29	200,000	[a] 203,500
				452,134
Total Bonds and Notes (cost $34,901,806)			36,414,880
Other Investment - 1.9%			Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $719,275)			719,275	[c] 719,275
Total Investments (cost $35,621,081)			99.8%	37,134,155
Cash and Receivables (Net)			0.2%	69,347
Net Assets			100.0%	37,203,502

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $5,255,136 or 14.13% of net assets.
b Variable rate security—rate shown is the interest rate in effect at period end.
c Investment in affiliated money market mutual fund.

13

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Brazil	9.9
Mexico	8.6
Russia	7.0
Turkey	5.9
China	5.7
Indonesia	3.7
Bahrain	3.6
Kazakhstan	3.3
India	3.1
Argentina	2.7
Netherlands	2.7
Hungary	2.6
Hong Kong	2.5
Georgia	2.4
Colombia	2.3
Iraq	2.3
Ivory Coast	2.3
Senegal	2.3
United Arab Emirates	2.3
Chile	2.2
Money Market Investment	1.9
Serbia	1.9
Sri Lanka	1.9
Venezuela	1.8
Lebanon	1.6
Morocco	1.2
Romania	1.2
South Africa	1.1
Israel	1.0
Mauritius	1.0
Panama	1.0
Qatar	1.0
Ukraine	1.0
Peru	.8
Austria	.7
Dominican Republic	.7
Pakistan	.6
Uruguay	.6
Bermuda	.5
Ireland	.5

14

Portfolio Summary (Unaudited) †	Value (%)
El Salvador	.4
99.8

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	34,901,806	36,414,880
Affiliated issuers	719,275	719,275
Cash		334,141
Dividends and interest receivable		533,517
Receivable for investment securities sold		390,991
Prepaid expenses		35,823
		38,428,627
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		15,833
Payable for investment securities purchased		1,149,507
Accrued expenses		59,785
		1,225,125
Net Assets ($)		37,203,502
Composition of Net Assets ($):
Paid-in capital		36,028,850
Accumulated undistributed investment income—net		263,128
Accumulated net realized gain (loss) on investments		(601,550)
Accumulated net unrealized appreciation (depreciation) on investments		1,513,074
Net Assets ($)		37,203,502

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	216,209	100,614	24,840,219	12,046,460
Shares Outstanding	17,190	8,000	1,976,000	958,983
Net Asset Value Per Share ($)	12.58	12.58	12.57	12.56

See notes to financial statements.

16

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Interest	1,802,137
Dividends from affiliated issuers	4,333
Total Income	1,806,470
Expenses:
Investment advisory fee—Note 3(a)	163,469
Professional fees	65,325
Registration fees	55,055
Custodian fees—Note 3(c)	8,821
Prospectus and shareholders’ reports	6,312
Directors’ fees and expenses—Note 3(d)	2,449
Shareholder servicing costs—Note 3(c)	802
Distribution fees—Note 3(b)	723
Loan commitment fees—Note 2	577
Miscellaneous	34,890
Total Expenses	338,423
Less—reduction in expenses due to undertaking—Note 3(a)	(124,014)
Less—reduction in fees due to earnings credits—Note 3(c)	(119)
Net Expenses	214,290
Investment Income—Net	1,592,180
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	94,987
Net unrealized appreciation (depreciation) on investments	2,239,084
Net Realized and Unrealized Gain (Loss) on Investments	2,334,071
Net Increase in Net Assets Resulting from Operations	3,926,251

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015[a]
Operations ($):
Investment income—net	1,592,180	919,467
Net realized gain (loss) on investments	94,987	(455,798)
Net unrealized appreciation (depreciation) on investments	2,239,084	(726,010)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,926,251	(262,341)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(6,545)	(3,296)
Class C	(3,784)	(2,672)
Class I	(1,179,672)	(883,272)
Class Y	(406,167)	(12,870)
Total Dividends	(1,596,168)	(902,110)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	113,092	100,000
Class C	-	100,000
Class I	-	24,701,002
Class Y	10,499,449	597,864
Dividends reinvested:
Class A	1,984	-
Class Y	401,366	9,270
Cost of shares redeemed:
Class A	(2,456)	-
Class I	-	(984)
Class Y	(482,717)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	10,530,718	25,507,152
Total Increase (Decrease) in Net Assets	12,860,801	24,342,701
Net Assets ($):
Beginning of Period	24,342,701	-
End of Period	37,203,502	24,342,701
Undistributed investment income—net	263,128	124,004

18

	Year Ended October 31,
	2016	2015[a]
Capital Share Transactions (Shares):
Class A
Shares sold	9,235	8,000
Shares issued for dividends reinvested	159	-
Shares redeemed	(204)	-
Net Increase (Decrease) in Shares Outstanding	9,190	8,000
Class C
Shares sold	-	8,000
Class I
Shares sold	-	1,976,081
Shares redeemed	-	(81)
Net Increase (Decrease) in Shares Outstanding	-	1,976,000
Class Y
Shares sold	919,264	47,829
Shares issued for dividends reinvested	33,111	773
Shares redeemed	(41,994)	-
Net Increase (Decrease) in Shares Outstanding	910,381	48,602

[a]	From December 3, 2014 (commencement of operations) to October 31, 2015.
See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	11.94	12.50
Investment Operations:
Investment income—net[b]	.57	.43
Net realized and unrealized gain (loss) on investments	.64	(.58)
Total from Investment Operations	1.21	(.15)
Distributions:
Dividends from investment incomeâ€•net	(.57)	(.41)
Net asset value, end of period	12.58	11.94
Total Return (%)[c]	10.56	(1.28)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31	1.75[e]
Ratio of net expenses to average net assets	.90	.90[e]
Ratio of net investment income to average net assets	4.67	3.85[e]
Portfolio Turnover Rate	111.53	67.64[d]
Net Assets, end of period ($ x 1,000)	216	95

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

20

	Year Ended October 31,
Class C Shares	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	11.93	12.50
Investment Operations:
Investment income—net[b]	.46	.34
Net realized and unrealized gain (loss) on investments	.66	(.58)
Total from Investment Operations	1.12	(.24)
Distributions:
Dividends from investment incomeâ€•net	(.47)	(.33)
Net asset value, end of period	12.58	11.93
Total Return (%)[c]	9.67	(1.91)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.05	2.49[e]
Ratio of net expenses to average net assets	1.65	1.65[e]
Ratio of net investment income to average net assets	3.85	3.10[e]
Portfolio Turnover Rate	111.53	67.64[d]
Net Assets, end of period ($ x 1,000)	101	95

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	11.93	12.50
Investment Operations:
Investment income—net[b]	.58	.46
Net realized and unrealized gain (loss) on investments	.66	(.58)
Total from Investment Operations	1.24	(.12)
Distributions:
Dividends from investment incomeâ€•net	(.60)	(.45)
Net asset value, end of period	12.57	11.93
Total Return (%)	10.72	(.99)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.45[d]
Ratio of net expenses to average net assets	.65	.65[d]
Ratio of net investment income to average net assets	4.85	4.10[d]
Portfolio Turnover Rate	111.53	67.64[c]
Net Assets, end of period ($ x 1,000)	24,840	23,572

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

22

	Year Ended October 31,
Class Y Shares	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	11.92	12.50
Investment Operations:
Investment income—net[b]	.61	.41
Net realized and unrealized gain (loss) on investments	.63	(.54)
Total from Investment Operations	1.24	(.13)
Distributions:
Dividends from investment incomeâ€•net	(.60)	(.45)
Net asset value, end of period	12.56	11.92
Total Return (%)	10.76	(1.05)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.46[d]
Ratio of net expenses to average net assets	.65	.65[d]
Ratio of net investment income to average net assets	4.95	4.15[d]
Portfolio Turnover Rate	111.53	67.64[c]
Net Assets, end of period ($ x 1,000)	12,046	579

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Debt U.S. Dollar Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A shares and all of the outstanding Class C and Class I shares of the fund.

24

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

26

Assets ($)	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities:
Corporate Bonds†	-	17,448,676	-	17,448,676
Foreign Government	-	18,966,204	-	18,966,204
Mutual Funds	719,275	-	-	719,275

† See Statement of Investments for additional detailed categorizations.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	487,526	26,882,213	26,650,464	719,275	1.9

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

27

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2016, the Board declared a cash dividend of $.051, $.044, $.054 and $.054 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 1, 2016, (ex-dividend date), to shareholders of record as of the close of business on October 31, 2016.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $263,128, accumulated capital losses $522,065 and unrealized appreciation $1,433,589.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $285,881 of short-

28

term capital losses and $236,184 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $1,596,168 and $902,110, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $143,112 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2015 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking amounted to $124,014 during the period ended October 31, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible

29

NOTES TO FINANCIAL STATEMENTS (continued)

for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $723 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $354 and $241, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested

30

persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $190 for transfer agency services and $13 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $5.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $8,821 pursuant to the custody agreement. These fees were partially offset by earnings credits of $114.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $15,803, Distribution Plan fees $64, Shareholder Services Plan fees $67, custodian fees $5,896, Chief Compliance Officer fees $5,688 and transfer agency fees $17, which are offset against an expense reimbursement currently in effect in the amount of $11,702.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s

31

NOTES TO FINANCIAL STATEMENTS (continued)

exchange privilege. At October 31, 2016, there were no redemption fees retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2016, amounted to $44,879,901 and $34,594,765, respectively.

At October 31, 2016, the cost of investments for federal income tax purposes was $35,700,566; accordingly, accumulated net unrealized appreciation on investments was $1,433,589, consisting of $1,674,729 gross unrealized appreciation and $241,140 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Dreyfus BNY Mellon Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Emerging Markets Debt U.S. Dollar Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statement of investments, as of October 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from December 4, 2014 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Debt U.S. Dollar Fund as of October 31, 2016, and the results of its operations, the changes in its net assets, the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

34

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

36

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

37

For More Information

Dreyfus Emerging Markets Debt U.S. Dollar Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset Management
Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DMEAX Class C: DMMCX Class I: DMEIX Class Y: DMEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 4000AR1016

Dreyfus Global Emerging Markets Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Emerging Markets Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Emerging Markets Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Robert Marshall-Lee, Naomi Waistell, and Sophia Whitbread, CFA, Primary Portfolio Managers of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Global Emerging Markets Fund’s Class A shares produced a total return of 8.13%, Class C shares returned 7.39%, Class I shares returned 8.50%, and Class Y shares returned 8.47%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of 9.27% for the same period.2

Emerging market equities rallied sharply during the spring and summer in response to rising commodity prices and financial and political reforms. The fund lagged its benchmark, partly due to the fund’s lack of exposure to Brazil.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in common stocks and other equity securities of companies in emerging market countries. The portfolio managers employ a fundamental, bottom-up investment process that emphasizes quality, return on capital employed, and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that the portfolio managers believe will positively affect certain regions or industries and cause stocks within these regions or industries to outperform others on a five-year view. Investment themes help focus on areas where the themes suggest there is superior growth potential, and fundamental analysis ensures that the fund has the right stocks to best capture this growth potential in terms of capital appreciation. The absolute risk profile is reduced by avoiding the riskiest areas, as identified via the themes which identify long-term structural challenges.

Improved Sentiment Bolstered Emerging Markets

Emerging markets struggled with several economic headwinds early in the reporting period. Concerns regarding a slowdown in China, falling commodity prices, and a strengthening U.S. dollar weighed on developing nations in the Asia/Pacific region. Meanwhile, natural resources exporters in Latin American economies struggled with low commodity prices, and the region’s largest economy, Brazil, saw recessionary conditions and government scandals. These developments drove the MSCI EM Index sharply lower between the beginning of the reporting period and late January 2016.

The remainder of the reporting period brought dramatic reversals of these trends. Commodity prices strengthened in response to improving Chinese economic prospects and renewed stimulative spending, and many emerging-market currencies gained value against the U.S. dollar. Economic reforms made progress in countries such as India and Indonesia. Brazil saw a change in government after the former president was impeached on corruption charges. Although the United Kingdom’s vote to leave the European Union in June increased concerns about global instability, the MSCI EM Index rebounded quickly to end the reporting period with an impressive gain.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Underlying Strategies Produced Mixed Results

The fund’s results over the reporting period mildly lagged the MSCI EM Index. The greatest drag on performance came from a lack of exposure to Brazil, which we avoided due to ongoing discomfort with the fiscal position, and did not feel the need to participate in a non-fundamentally driven rally until structural reforms have been implemented. But rebounding commodity prices and an appreciating currency supported higher stock prices. The fund’s holding in South Africa, where the fund has a modest overweight to internationally facing businesses, performed relatively poorly, mainly as a result of weakness exhibited by payments processor Net 1 UEPS Technologies and luxury goods purveyor Compagnie Financière Richemont. Among individual stocks, Chinese online clothing retailer Vipshop Holdings and Indian food service provider Jubilant FoodWorks suffered from concerns regarding their growth prospects. On a sector basis, stock selection in the industrials and consumer discretionary sectors was strong, and the fund benefited from a lack of holdings in the telecommunication services sector. Selection in the information technology and consumer staples sectors was less strong.

The fund achieved good relative results in China, where a lack of financial stocks enabled the fund to avoid their weakness. Instead, the fund held strong performers such as education provider TAL Education Group, which was driven higher by revenue and profit growth. The fund’s investments in India also fared well as automaker Maruti Suzuki India continued to execute well, and Tata Motors saw robust results from its Jaguar Land Rover business.

Finding Opportunities in Turbulent Markets

Donald Trump’s election to the U.S. presidency sent shock waves through the markets, with bond yields rising sharply across the world and certain emerging markets selling off sharply on fears of increased protectionism. We think it likely that the rhetoric is worse than the reality, but in the short term the market will be volatile in the face of uncertainty. The fund retains its long-term investment horizon, with an emphasis upon competitive advantage, strong balance sheets, and sustainable growth and returns. We do not expect to make major changes in positioning, although we will be alert to any opportunities created by market volatility.

While the market has rapidly assumed that Donald Trump’s campaign promises of infrastructure development and fiscal expansion will result in both higher growth and inflation for the U.S., aging demographics and high levels of debt present significant challenges to these assumptions becoming reality. As the world waits to see whether the U.S. Federal Reserve will raise rates in December, we continue to believe that the prevailing environment does not warrant a sustained and rapid rise in interest rates at this stage, nor would it be able to tolerate it. Longer-term investors have an opportunity to analyze individual economies on their own merits, and importantly to recognize the fact that many emerging markets look well positioned, given domestically lower inflation and, in many cases, lower debt levels relative to history, along with some promising execution of reform.

We continue to remain cognizant of the risks surrounding investment in China, where the role of the state and the progression of reform will remain important as growth continues to slow. Even if Trump carries out significant infrastructure development, the U.S. consumption of commodities continues to be dwarfed by that of China, and thus the outlook for commodity-exporting nations appears relatively challenged in this context.

We anticipate a longer period of subdued prices for oil and the majority of commodities as demand growth only slowly catches up with ample supply. As a result, we remain heavily underweight in all commodity-dependent companies, industries, and countries.

4

We continue to find many highly attractive bottom-up investment cases in domestically exposed economies such as India, the Philippines, and (selectively) China. These economies should be able to harness the positives of superior demographics, productivity gains, and rising consumer wealth. In addition, lower debt levels than the developed world, and versus their own history, should further insulate the domestic, internal growth drivers from external shocks.

We seek growth in the real economies in which we can invest, while looking to avoid areas where we have significant concerns over fiscal excesses, even if this means positioning ourselves far from the MSCI EM Index. We believe the strategy’s significant performance over the period since its inception in 2011 illustrates the benefit of conviction in avoiding risks and identifying stocks with the best prospects at valuations that allow for attractive returns.

We have not made big changes to the portfolio and are comfortable with current positioning. We know the companies that the fund owns very well, and we believe they have both the economic moats to be long-term winners in attractive markets and the corporate governance to ensure that the benefits accrue to all shareholders equally. The year 2016 has thus far been a volatile one, but it is in an environment such as this that there should be opportunities for well-informed and bold yet patient stock pickers to deliver very well on the objective of growing their investors’ capital, while keeping a critical eye on the absolute risk profile.

November 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares, and the Morgan Stanley Capital International Emerging Markets Index.

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Emerging Markets Fund on 2/3/14 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free-float-adjusted market-capitalization weighted index designed to measure the equity performance of emerging markets countries in Africa, Asia, Europe, Latin America and the Middle East. Unlike a mutual fund, the Index is not subject to charges, fees and other performance. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	2/3/14	1.93%	3.04%
without sales charge	2/3/14	8.13%	5.28%
Class C shares
with applicable redemption charge †	2/3/14	6.39%	4.50%
without redemption	2/3/14	7.39%	4.50%
Class I shares	2/3/14	8.50%	5.46%
Class Y shares	2/3/14	8.47%	5.62%
Morgan Stanley Capital International
Emerging Markets Index	1/31/14	9.27%	1.26%	††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index as of 1/31/14 is used as the beginning value on 2/3/14.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Emerging Markets Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.92	$11.85	$6.60	$6.60
Ending value (after expenses)	$1,099.70	$1,095.80	$1,101.80	$1,101.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.61	$11.39	$6.34	$6.34
Ending value (after expenses)	$1,017.60	$1,013.83	$1,018.85	$1,018.85

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C, 1.25% for Class I and 1.25% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2016

Common Stocks - 98.4%	Shares		Value ($)
Chile - 1.3%
Sociedad Quimica y Minera de Chile, ADR	44,977		1,316,027
China - 23.4%
3SBio	1,212,500	[a,b]	1,211,632
51job, ADR	16,357	[b]	556,138
Alibaba Group Holding, ADR	48,935	[b]	4,976,200
Baidu, ADR	17,897	[b]	3,165,263
China Biologic Products	35,644	[b]	4,209,913
Ctrip.com International, ADR	40,085	[b]	1,769,753
Lenovo Group	1,122,000		720,459
TAL Education Group, ADR	33,771	[b]	2,750,310
Tencent Holdings	134,207		3,561,295
Vipshop Holdings, ADR	140,003	[b]	1,913,841
			24,834,804
Georgia - .8%
BGEO Group	16,060		581,076
TBC Bank Group	17,257	[b]	272,271
			853,347
Hong Kong - 4.6%
AIA Group	763,600		4,819,545
India - 30.3%
Amara Raja Batteries	154,290		2,310,812
Apollo Hospitals Enterprise	64,446		1,292,982
Axis Bank	210,040		1,524,978
Glenmark Pharmaceuticals	171,346		2,385,048
Godrej Consumer Products	90,151		2,172,025
Grasim Industries	29,600		427,824
Hindustan Unilever	125,077		1,560,862
Indiabulls Housing Finance	185,820		2,330,175
ITC	1,021,245		3,708,712
Jubilant Foodworks	60,497		906,143
LIC Housing Finance	247,705		2,091,912
Maruti Suzuki India	62,148		5,397,904
PVR	63,348		1,101,625
Tata Consultancy Services	30,652		1,100,708
Tata Motors, ADR	83,503		3,290,853
Titan	105,485		589,405
			32,191,968

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Indonesia - .8%
Surya Citra Media	4,193,600		851,705
Macau - 2.0%
Sands China	491,600		2,139,307
Malaysia - 1.2%
IHH Healthcare	856,900		1,307,309
Mexico - 7.0%
Arca Continental	67,334		418,446
Fomento Economico Mexicano	272,652		2,614,291
Grupo Aeroportuario del Centro Norte	422,800		2,467,321
Kimberly-Clark de Mexico, Cl. A	574,710		1,238,450
Wal-Mart de Mexico	303,973		642,973
			7,381,481
Philippines - 6.7%
GT Capital Holdings	62,450		1,690,783
Metropolitan Bank & Trust	1,130,605		1,898,254
Security Bank	350,390		1,594,836
Universal Robina	514,500		1,933,791
			7,117,664
South Africa - 11.6%
British American Tobacco	77,013		4,412,851
Cie Financiere Richemont	70,201		452,327
Discovery	86,737		741,241
Life Healthcare Group Holdings	349,462		933,022
Naspers, Cl. N	29,829		4,999,392
Net 1 UEPS Technologies	71,041	[b]	729,591
			12,268,424
South Korea - .8%
Samsung Biologics	1,200	[b,c]	142,626
Samsung SDI	9,052		745,994
			888,620
Taiwan - 6.5%
Catcher Technology	138,000		1,082,310
Merida Industry	117,000		539,444
Taiwan Semiconductor Manufacturing	890,000		5,316,169
			6,937,923
United States - 1.4%
Yum! Brands	17,472		1,507,484
Total Common Stocks (cost $85,743,561)			104,415,608

10

Other Investment - 1.8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,936,623)	1,936,623	[d]	1,936,623
Total Investments (cost $87,680,184)	100.2%		106,352,231
Liabilities, Less Cash and Receivables	(.2%)		(244,650)
Net Assets	100.0%		106,107,581

ADR—American Depository Receipt

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, this security was valued at $1,211,632 or 1.14% of net assets.
bNon-income producing security.
cThe valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At October 31, 2016, the value of this security amounted to $142,626 or .13% of net assets.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Goods	23.6
Technology	17.8
Consumer Services	17.5
Financials	16.5
Industrials	11.0
Health Care	10.8
Money Market Investment	1.8
Basic Materials	1.2
100.2

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	85,743,561	104,415,608
Affiliated issuers	1,936,623	1,936,623
Cash denominated in foreign currency	683,335	693,828
Receivable for shares of Common Stock subscribed		135,437
Dividends receivable		36,104
Prepaid expenses		8,670
		107,226,270
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		223,007
Cash overdraft due to Custodian		198,273
Payable for investment securities purchased		610,414
Payable for shares of Common Stock redeemed		40,140
Accrued expenses		46,855
		1,118,689
Net Assets ($)		106,107,581
Composition of Net Assets ($):
Paid-in capital		100,530,004
Accumulated undistributed investment income—net		32,296
Accumulated net realized gain (loss) on investments		(13,136,854)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		18,682,135
Net Assets ($)		106,107,581

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	297,087	53,673	2,617,727	103,139,094
Shares Outstanding	20,869	3,845	183,234	7,186,991
Net Asset Value Per Share ($)	14.24	13.96	14.29	14.35

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $116,170 foreign taxes withheld at source):
Unaffiliated issuers	1,273,247
Affiliated issuers	3,542
Total Income	1,276,789
Expenses:
Management fee—Note 3(a)	961,488
Custodian fees—Note 3(c)	213,223
Professional fees	90,802
Registration fees	54,554
Directors’ fees and expenses—Note 3(d)	7,656
Prospectus and shareholders’ reports	6,356
Shareholder servicing costs—Note 3(c)	2,247
Loan commitment fees—Note 2	1,607
Interest expense—Note 2	1,038
Distribution fees—Note 3(b)	269
Miscellaneous	23,642
Total Expenses	1,362,882
Less—reduction in expenses due to undertaking—Note 3(a)	(146,503)
Less—reduction in fees due to earnings credits—Note 3(c)	(16)
Net Expenses	1,216,363
Investment Income—Net	60,426
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(6,533,604)
Net realized gain (loss) on forward foreign currency exchange contracts	(44,271)
Net Realized Gain (Loss)	(6,577,875)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	14,085,101
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,919)
Net Unrealized Appreciation (Depreciation)	14,083,182
Net Realized and Unrealized Gain (Loss) on Investments	7,505,307
Net Increase in Net Assets Resulting from Operations	7,565,733

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	60,426	122,261
Net realized gain (loss) on investments	(6,577,875)	(6,433,208)
Net unrealized appreciation (depreciation) on investments	14,083,182	(6,145,124)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,565,733	(12,456,071)
Dividends to Shareholders from ($):
Investment income—net:
Class A	-	(246)
Class C	-	(68)
Class I	-	(2,339)
Class Y	-	(292,156)
Net realized gain on investments:
Class A	-	(761)
Class C	-	(370)
Class I	-	(5,993)
Class Y	-	(748,416)
Total Dividends	-	(1,050,349)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	105,162	249,547
Class C	16,530	-
Class I	2,726,425	184,173
Class Y	33,048,148	36,631,423
Dividends reinvested:
Class A	-	688
Class C	-	153
Class I	-	6,292
Class Y	-	939,605
Cost of shares redeemed:
Class A	(788)	(175,387)
Class C	-	(4,754)
Class I	(443,039)	(540,488)
Class Y	(34,779,719)	(22,994,550)
Increase (Decrease) in Net Assets from Capital Stock Transactions	672,719	14,296,702
Total Increase (Decrease) in Net Assets	8,238,452	790,282
Net Assets ($):
Beginning of Period	97,869,129	97,078,847
End of Period	106,107,581	97,869,129
Undistributed (distributions in excess of) investment income—net	32,296	(3,546)

14

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	7,741	17,382
Shares issued for dividends reinvested	-	49
Shares redeemed	(69)	(12,200)
Net Increase (Decrease) in Shares Outstanding	7,672	5,231
Class C
Shares sold	1,147	-
Shares issued for dividends reinvested	-	11
Shares redeemed	-	(383)
Net Increase (Decrease) in Shares Outstanding	1,147	(372)
Class Ia
Shares sold	190,944	13,529
Shares issued for dividends reinvested	-	450
Shares redeemed	(34,063)	(39,592)
Net Increase (Decrease) in Shares Outstanding	156,881	(25,613)
Class Ya
Shares sold	2,581,475	2,679,139
Shares issued for dividends reinvested	-	67,019
Shares redeemed	(2,758,218)	(1,735,368)
Net Increase (Decrease) in Shares Outstanding	(176,743)	1,010,790

[a]	During the period ended October 31, 2016, 5,495 Class I shares representing $65,127 were exchanged for 5,468 Class Y shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.15	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	(.02)	(.01)	.02
Net realized and unrealized gain (loss) on investments	1.11	(1.77)	2.57
Total from Investment Operations	1.09	(1.78)	2.59
Distributions:
Dividends from investment income—net	—	(.04)	–
Dividends from net realized gain on investments	—	(.12)	—
Total Distributions	—	(.16)	–
Net asset value, end of period	14.24	13.15	15.09
Total Return (%)[c]	8.13	(11.80)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82	1.82	2.35[e]
Ratio of net expenses to average net assets	1.53	1.60	1.60[e]
Ratio of net investment income (loss) to average net assets	(.18)	(.05)	.20[e]
Portfolio Turnover Rate	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	297	174	120

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

16

	Year Ended October 31,
Class C Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.99	15.01	12.50
Investment Operations:
Investment (loss)—net[b]	(.13)	(.13)	(.05)
Net realized and unrealized gain (loss) on investments	1.10	(1.75)	2.56
Total from Investment Operations	.97	(1.88)	2.51
Distributions:
Dividends from investment income—net	—	(.02)	—
Dividends from net realized gain on investments	—	(.12)	—
Total Distributions	—	(.14)	—
Net asset value, end of period	13.96	12.99	15.01
Total Return (%)[c]	7.39	(12.51)	20.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.80	2.67	2.95[e]
Ratio of net expenses to average net assets	2.28	2.35	2.35[e]
Ratio of net investment (loss) to average net assets	(.97)	(.96)	(.45)[e]
Portfolio Turnover Rate	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	54	35	46

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.16	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	(.03)	(.00)[c]	.66
Net realized and unrealized gain (loss) on investments	1.16	(1.76)	1.93
Total from Investment Operations	1.13	(1.76)	2.59
Distributions:
Dividends from investment income—net	—	(.05)	—
Dividends from net realized gain on investments	—	(.12)	—
Total Distributions	—	(.17)	—
Net asset value, end of period	14.29	13.16	15.09
Total Return (%)	8.50	(11.68)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.54	1.35	1.41[e]
Ratio of net expenses to average net assets	1.27	1.35	1.35[e]
Ratio of net investment income (loss) to average net assets	(.24)	(.03)	2.86[e]
Portfolio Turnover Rate	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	2,618	347	784

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
See notes to financial statements.

18

	Year Ended October 31,
Class Y Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.22	15.13	12.50
Investment Operations:
Investment income—net[b]	.01	.02	.05
Net realized and unrealized gain (loss) on investments	1.12	(1.76)	2.58
Total from Investment Operations	1.13	(1.74)	2.63
Distributions:
Dividends from investment income—net	—	(.05)	—
Dividends from net realized gain on investments	—	(.12)	—
Total Distributions	—	(.17)	—
Net asset value, end of period	14.35	13.22	15.13
Total Return (%)	8.47	(11.51)	21.04[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	1.28	1.70[d]
Ratio of net expenses to average net assets	1.26	1.28	1.35[d]
Ratio of net investment income to average net assets	.07	.13	.52[d]
Portfolio Turnover Rate	51.42	32.72	30.66[c]
Net Assets, end of period ($ x 1,000)	103,139	97,314	96,129

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), formerly, Newton Capital Management Limited, a wholly-owned subsidiary of BNY Mellon and affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class C shares of the fund.

20

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

22

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Domestic Common Stocks†	1,507,484	—		—	1,507,484
Equity Securities – Foreign Common Stocks†	102,765,498	142,626	††	—	102,908,124
Mutual Funds	1,936,623	—		—	1,936,623

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

At October 31, 2015, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	—	38,468,638	36,532,015	1,936,623	1.8

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

Certain affiliated investment companies may also invest in the fund. At October 31, 2016, Dreyfus Diversified Emerging Markets Fund, an affiliate of the fund, held 3,717,947 Class Y shares representing approximately 50% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

24

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $32,296, accumulated capital losses $10,437,563 and unrealized appreciation $15,982,844.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $2,938,859 of short-term capital losses and $7,498,704 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: undistributed ordinary income $0 and $1,050,349, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $24,584 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5,

25

NOTES TO FINANCIAL STATEMENTS (continued)

2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2016 was approximately $80,900 with a related weighted average annualized interest rate of 1.28%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from November 1, 2015 through February 29, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.35% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from March 1, 2016 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding certain expenses as described above) exceed 1.25% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking amounted to $146,503 during the period ended October 31, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Newton serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays Newton a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated

26

sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $269 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $521 and $90, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of

27

NOTES TO FINANCIAL STATEMENTS (continued)

transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $865 for transfer agency services and $39 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $16.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $213,223 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $90,977, Distribution Plan fees $33, Shareholder Services Plan fees $69, custodian fees $136,016, Chief Compliance Officer fees $5,688 and transfer agency fees $128, which are offset against an expense reimbursement currently in effect in the amount of $9,904.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended October 31, 2016, redemption fees charged and retained by the fund amounted to $30,386.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2016, amounted to $49,191,305 and $49,333,128, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master

28

Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2016, there were no forward contract outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Forward contracts	627,664

At October 31, 2016, the cost of investments for federal income tax purposes was $90,379,475; accordingly, accumulated net unrealized

29

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $15,972,756, consisting of $20,922,003 gross unrealized appreciation and $4,949,247 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Dreyfus BNY Mellon Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Emerging Markets Fund (the “Fund”), a series of Dreyfus BNY Mellon Fund, Inc., including the statement of investments, as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Emerging Markets Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $1,346,077 as income sourced from foreign countries for the fiscal year ended October 31, 2016 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $149,881 as taxes paid from foreign countries for the fiscal year ended October 31, 2016 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

35

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

Dreyfus Global Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street,
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DGEAX Class C: DGECX Class I: DGIEX Class Y: DGEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6243AR1016

Dreyfus Select Managers Long/Short Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Select Managers Long/Short Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Long/Short Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Christopher E. Crerend and Jeffrey A. Brozek, Portfolio Allocation Managers of EACM Advisors LLC

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Select Managers Long/Short Fund’s Class A shares produced a total return of -1.87%, Class C shares returned -2.63%, Class I shares returned -1.62%, and Class Y shares returned -1.62%.1 In comparison, the fund’s benchmark, the HFRX Equity Hedge Index (the “HFRX Index”), produced a total return of -2.57%, and the Morgan Stanley Capital International All Country World Index (the “MSCI ACWI Index”), a broad-based index, produced a total return of 2.05% for the same period.2 Because of several factors, including that the MSCI ACWI Index does not include short positions, we believe the HFRX Index may be a more meaningful performance benchmark.

Hedge fund strategies produced negative returns over the reporting period as short positions generally proved ineffective in a rising stock market. The fund’s relative performance against the HFRX Index was largely due to successful long positions.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation with lower volatility than, and moderate correlation to, major equity market indices. The fund uses a “manager of managers” approach by selecting one or more experienced equity managers to serve as subadvisers to manage the fund’s assets. The fund allocates its assets among subadvisers that use long/short equity investment strategies that are not expected to have returns that are highly correlated to each other or major equity market indices. Each of the fund’s subadvisers acts independently of any other subadviser and uses its own methodology to select portfolio investments.

The fund normally invests in equity securities, typically common stocks, including securities issued by other investment companies, such as exchange-traded funds (ETFs). The fund expects to maintain significant short positions in equity securities and equity-related instruments, including derivative instruments and ETFs. Although the fund intends to maintain an overall long position in its investments, in certain circumstances, the fund’s short positions may approach or reach the size of the fund’s overall long position.

Changing Sentiment Sparked Market Volatility

Hedge fund equity strategies generally struggled amid sudden market reversals. Global stocks moved sharply lower early in the reporting period when economic data in several international markets disappointed, oil prices plunged, and investors worried that U.S. rate hikes might weigh on economic growth. The markets reversed direction in February, and the market rally continued through the spring when commodity prices rebounded, U.S. monetary policymakers refrained from additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union introduced renewed market turmoil in late June, equities bounced

3

DISCUSSION OF FUND PERFORMANCE (continued)

back quickly. However, stocks gave up a portion of their previous gains in October due to growing uncertainty in advance of U.S. elections.

Long Positions Bolstered Relative Results

In the aggregate, the fund produced particularly strong results in the information technology sector, where Facebook reported robust advertising sales, NXP Semiconductors agreed to be acquired by a formal rival, and software developer PTC benefited from its transition to a subscription-based business model. In the industrials sector, Honeywell International achieved higher revenues and made accretive acquisitions, Tyco International and Johnson Controls merged to form Johnson Controls International, and Spanish airports operator Aena announced strong financial results. Among consumer staples companies, a consolidating beverages industry lifted the stock prices of Constellation Brands and Molson Coors Brewing, and Dutch home care products maker Unilever was rewarded for its competitive dividend yield.

On the other hand, the fund’s relative results proved disappointing in the financial sector, where long positions in banks and insurers were hurt by the impact of low or negative interest rates on lending margins. In the materials sector, a long position in paint manufacturer Sherwin-Williams suffered due to weak pricing and regulatory issues surrounding a proposed merger. In contrast, a short position in Praxair proved ineffective in a firmer pricing environment for industrial gasses. Among long positions in health care companies, specialty pharmaceutical firm Allergan lost value after a pending merger with Pfizer was derailed by changes in U.S. tax policy, and Bristol-Myers Squibb was hurt by disappointing trial results for a new drug. In the telecommunications services sector, European companies Orange and BT Group also encountered regulatory headwinds. In technology, unsuccessful short positions included Chinese internet retailer Alibaba Group Holding, U.S. glassmaker Corning, and videogame developer Electronic Arts.

A Conservative Investment Posture

While we have seen pockets of improvement in the global economy, there are also signs that the benefits of aggressively accommodative monetary policies may be waning. Markets are now looking to fiscal stimulus measures, as well as the potential for regulatory reform, to provide a boost to growth going forward. Against this evolving backdrop, we have maintained a relatively conservative investment posture, as reflected by an increasing number of short positions and a modest portfolio net exposure. There were a pair of changes among the Sub-Investment Advisers during the reporting period, as an Asia-focused long/short equity manager was eliminated in February, and a new specialist in the area of mergers and acquisitions arbitrage was added in August.

4

Additionally, in early November 2016, an equity short selling manager was terminated from the fund

November 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends on the ability to allocate effectively the fund’s assets among the subadvisors. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Manager of managers funds carry risks because each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s different exposures to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be more or less than it would have been if the fund had a single adviser or investment strategy.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The HFRX Equity Hedge Index (the “HFRX Index”) is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy, both long and short positions primarily in equities are maintained. The HFRX Index is sponsored by Hedge Fund Research, Inc. and is constructed using a robust filtering, monitoring, and quantitative constituent selection process using the Hedge Fund Research database (HFR Database), an industry standard for hedge fund data. Constituents of the HFRX Index are selected from an eligible pool of the more than 2270 hedge funds that report to the HFR Database. These hedge funds are screened for various reporting characteristics, asset and duration of track record qualities, unique hedge fund strategy inclusion, and whether they are open to accepting new investment via a fully transparent format. The HFRX Index performance is based on the return of the constituent hedge funds after deducting constituent hedge fund fees and Index Provider fees. The HFRX Index is calculated in USD (dollars) and is priced daily, with a 2-day lag. The Morgan Stanley Capital International All Country World Index (the “MSCI ACWI Index”) is a free float-adjusted market capitalization-weighted index that is designed to measure equity-market performance in the developed and emerging markets throughout the world. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Select Managers Long/Short Fund Class A shares, Class C shares, Class I shares, and Class Y shares, with the HFRX Equity Hedge Index and the Morgan Stanley Capital International – All Country World Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Long/Short Fund on 3/31/14 (inception date) to a $10,000 investment made in the HFRX Equity Hedge Index (the “HFRX Index”) and the Morgan Stanley Capital International All Country World Index (the “MSCI ACWI Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The HFRX Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. The HFRX Index is sponsored by Hedge Fund Research, Inc. and is constructed using robust filtering, monitoring and quantitative constituent selection process using the Hedge Fund Research database (HFR Database), an industry standard for hedge fund data. Constituents of the HFRX Index are selected from an eligible pool of the more than 2270 [hedge] funds that report to the HFR Database. These [hedge] funds are screened for various reporting characteristics, asset and duration of track record qualities, unique [hedge] fund strategy inclusion, and whether they are open to accepting new investment via a fully transparent format. The HFRX Index performance is based on the return of the constituent hedge funds after deducting constituent hedge fund fees and HFRX Index Provider fees. The HFRX Index is calculated in USD (Dollars) and is priced daily, with 2-day lag. (Source: Hedge Fund Research, Inc.). The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure the equity-market performance of developed and emerging markets throughout the world. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	3/31/14	-7.50%	-3.50%
without sales charge	3/31/14	-1.87%	-1.28%
Class C shares
with applicable redemption charge†	3/31/14	-3.60%	-2.04%
without redemption	3/31/14	-2.63%	-2.04%
Class I shares	3/31/14	-1.62%	-1.00%
Class Y shares	3/31/14	-1.62%	-0.97%
HFRX Equity Hedge Index	3/31/14	-2.57%	-1.43%††
Morgan Stanley Capital International- All Country World Index	3/31/14	2.05%	2.07%††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† Index date is based on the inception date of the fund.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Long/Short Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$16.08	$19.68	$14.82	$14.82
Ending value (after expenses)	$1,011.70	$1,007.70	$1,012.50	$1,012.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$16.06	$19.66	$14.81	$14.81
Ending value (after expenses)	$1,009.15	$1,005.53	$1,010.41	$1,010.41

† Expenses are equal to the fund’s annualized expense ratio of 3.18% for Class A, 3.90% for Class C, 2.93% for Class I and 2.93% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2016

Common Stocks - 65.8%	Shares		Value ($)
Automobiles & Components - 1.9%
Adient	11,257		512,288
Bayerische Motoren Werke	5,263		458,559
Daimler	12,674		903,089
Delphi Automotive	14,665		954,252
Johnson Controls International	128,066		5,163,626
			7,991,814
Banks - 4.6%
ABN AMRO Group	71,748	[a]	1,655,965
Bank of America	252,026		4,158,429
Bank of the Ozarks	42,644		1,576,122
CIT Group	24,747		899,059
Citigroup	17,828		876,246
Danske Bank	31,698		978,662
DNB	90,525		1,309,281
Erste Group Bank	24,467	[b]	768,430
ING Groep	43,979		579,097
KBC Group	11,922	[b]	726,483
Nordea Bank	157,888		1,659,789
Synovus Financial	68,580		2,267,941
UBS Group	93,014		1,315,948
Western Alliance Bancorp	22,858	[b]	853,975
			19,625,427
Capital Goods - 2.7%
Airbus Group	22,628		1,345,086
Joy Global	8,123		226,063
Mueller Water Products, Cl. A	102,625		1,264,340
Prysmian	27,831		692,605
Rheinmetall	31,309		2,169,066
Rockwell Automation	4,068		487,021
Sandvik	96,021		1,091,806
Siemens	18,259		2,073,543
SKF, Cl. B	77,747		1,317,855
Vestas Wind Systems	8,540		685,010
			11,352,395
Consumer Durables & Apparel - 2.7%
Deckers Outdoor	34,220	[b]	1,785,942
G-III Apparel Group	41,200	[b]	1,076,144

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 65.8% (continued)	Shares		Value ($)
Consumer Durables & Apparel - 2.7% (continued)
Mohawk Industries	13,450	[b]	2,478,835
PVH	30,585		3,271,983
Steven Madden	35,105	[b]	1,172,507
Yoox Net-A-Porter Group	57,741	[b]	1,660,699
			11,446,110
Consumer Services - 2.2%
Bloomin' Brands	89,780		1,553,194
Isle of Capri Casinos	642	[b]	13,482
McDonald's	20,038		2,255,677
Nielsen Holdings	9,099		409,637
Securitas, Cl. B	49,242		761,079
ServiceMaster Global Holdings	49,671	[b]	1,777,725
Vail Resorts	16,825		2,682,578
			9,453,372
Diversified Financials - 2.8%
Affiliated Managers Group	23,777	[b]	3,154,257
American Capital	79,143	[b]	1,344,640
Bats Global Markets	18,645		548,350
Evercore Partners, Cl. A	39,050		2,098,938
Intercontinental Exchange	3,211		868,223
Janus Capital Group	1,243		15,935
NorthStar Asset Management	36,731		503,214
OM Asset Management	56,592		796,249
Pace Holdings	240,850	[b]	2,502,432
			11,832,238
Energy - 3.9%
Anadarko Petroleum	14,942		888,153
Continental Resources	22,369	[b]	1,094,068
Devon Energy	10,879		412,205
Exxon Mobil	8,554		712,719
FMC Technologies	8,044	[b]	259,580
Halliburton	70,136		3,226,256
Kinder Morgan	136,686		2,792,495
Noble Energy	78,769		2,715,167
Pioneer Natural Resources	8,607		1,540,825
Spectra Energy	22,781		952,474
Tenaris	28,474		402,596
Valero Energy	23,881		1,414,710
			16,411,248

10

Common Stocks - 65.8% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 3.5%
China Resources Beer (Holdings) Company	503,233	[b]	1,070,633
ConAgra Foods	13,428		646,961
Constellation Brands, Cl. A	23,987		4,008,708
Molson Coors Brewing, Cl. B	57,084		5,925,890
Nestle	33,760		2,447,860
Swedish Match	16,299		567,172
			14,667,224
Health Care Equipment & Services - 4.5%
Acadia Healthcare	14,734	[b]	529,835
Becton Dickinson & Co.	9,586		1,609,585
Cigna	8,824		1,048,556
Danaher	21,500		1,688,825
DENTSPLY SIRONA	26,310		1,514,666
Envision Healthcare Holdings	59,497	[b]	1,176,850
HCA Holdings	33,819	[b]	2,588,168
Humana	1,470		252,149
Koninklijke Philips	22,126		666,974
St. Jude Medical	69,449		5,405,910
Team Health Holdings	9,649	[b]	413,460
Universal Health Services, Cl. B	12,438		1,501,391
West Pharmaceutical Services	7,120		541,334
			18,937,703
Household & Personal Products - .6%
Herbalife	28,602	[b]	1,735,569
Svenska Cellulosa, Cl. B	34,680		982,558
			2,718,127
Insurance - 1.3%
Ageas	24,130		881,416
Allianz	5,871		915,178
American International Group	21,440		1,322,848
Hartford Financial Services Group	47,310		2,086,844
Sampo, Cl. A	2,685		123,116
			5,329,402
Materials - 5.1%
Air Products & Chemicals	21,885		2,919,897
Akzo Nobel	9,667		624,834
Aperam	15,504		704,526
BASF	22,550		1,987,777
HeidelbergCement	3,759		355,536

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 65.8% (continued)	Shares		Value ($)
Materials - 5.1% (continued)
LafargeHolcim	6,337	[b]	338,447
Linde	8,036		1,325,880
Martin Marietta Materials	10,405		1,928,879
Monsanto	4,690		472,611
PPG Industries	24,305		2,263,525
Sherwin-Williams	13,737		3,363,642
Syngenta, ADR	33,442		2,689,406
Valvoline	19,473	[b]	397,249
W.R. Grace & Co.	24,250		1,623,780
Yara International	18,689		660,489
			21,656,478
Media - 3.9%
CBS, Cl. B	57,760		3,270,371
Comcast, Cl. A	28,239		1,745,735
Discovery Communications, Cl. A	39,801	[b]	1,039,204
DISH Network, Cl. A	50,932	[b]	2,982,578
JCDecaux	54,204		1,657,448
Media General	24,430	[b]	411,646
Schibsted, Cl. A	30,142		722,692
Time Warner	50,406		4,485,630
			16,315,304
Pharmaceuticals, Biotechnology & Life Sciences - 2.9%
Actelion	3,098	[b]	447,692
Allergan	32,162	[b]	6,719,928
Bristol-Myers Squibb	11,657		593,458
Cepheid	14,280	[b]	755,412
DepoMed	3,959	[b]	88,523
Merck & Co.	37,120		2,179,686
Merck KGaA	5,442		559,523
QIAGEN	46,930	[b]	1,144,153
			12,488,375
Real Estate - .0%
New York	3,795	[c]	35,749
Retailing - .6%
Advance Auto Parts	9,100		1,274,728
Amazon.com	551	[b]	435,191
Priceline Group	414	[b]	610,331
Rite Aid	37,706	[b]	253,007
			2,573,257

12

Common Stocks - 65.8% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.3%
Broadcom	11,750		2,000,790
Infineon Technologies	112,992		2,028,634
Intel	9,060		315,922
Intersil, Cl. A	35,753		789,426
Linear Technology	54,528		3,274,952
Mellanox Technologies	12,842	[b]	557,343
NXP Semiconductors	45,785	[b]	4,578,500
Synaptics	5,337	[b]	278,164
			13,823,731
Software & Services - 7.9%
Activision Blizzard	70,990		3,064,639
Baidu, ADR	987	[b]	174,561
Cognizant Technology Solutions, Cl. A	26,639	[b]	1,367,912
CommVault Systems	819	[b]	43,817
CSRA	27,807		697,678
Dell Technologies, Cl. V	5,696		279,622
Facebook, Cl. A	27,036	[b]	3,541,445
LinkedIn, Cl. A	27,688	[b]	5,249,645
Microsoft	11,425		684,586
Oracle	54,325		2,087,167
PTC	94,581	[b]	4,486,923
Rackspace Hosting	7,224	[b]	230,735
Symantec	4,711		117,916
Total System Services	31,595		1,575,959
United Internet	13,697		562,194
Verint Systems	40,193	[b]	1,446,948
Visa, Cl. A	27,800		2,293,778
VMware, Cl. A	24,805	[b]	1,949,673
Yahoo!	82,978	[b]	3,447,736
			33,302,934
Technology Hardware & Equipment - 5.1%
Alphabet, Cl. A	2,415	[b]	1,955,909
Alphabet, Cl. C	4,532	[b]	3,555,536
Brocade Communications Systems	8,279		87,758
Harris	14,030		1,251,617
Hewlett Packard Enterprise	20,977		471,353
HP	237,903		3,447,214
Ingram Micro, Cl. A	19,970		742,884
Juniper Networks	34,885		918,871

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 65.8% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 5.1% (continued)
Lexmark International, Cl. A	8,720		346,097
NetApp	94,975		3,223,451
Palo Alto Networks	14,155	[b]	2,177,464
Radware	38,646	[b]	522,107
Western Digital	51,412		3,004,517
			21,704,778
Telecommunication Services - 1.4%
Altice, Cl. A	15,467	[b]	285,247
BCE	628		28,532
Cellnex Telecom	62,679	[a]	1,029,341
Deutsche Telekom	53,560		872,823
Level 3 Communications	1,701	[b]	95,511
Sunrise Communications Group	14,967	[a,b]	1,022,454
Swisscom	247		112,998
Verizon Communications	44,357		2,133,572
VimpelCom, ADR	165,761		553,642
			6,134,120
Transportation - 3.1%
CSX	53,451		1,630,790
FedEx	31,474		5,486,548
Kansas City Southern	24,705		2,168,111
Norfolk Southern	28,035		2,607,255
United Parcel Service, Cl. B	12,219		1,316,719
			13,209,423
Utilities - 1.8%
Black Hills	54,325		3,360,001
Eni	68,355		991,239
Great Plains Energy	861		24,487
NextEra Energy	24,850		3,180,800
			7,556,527
Total Common Stocks (cost $263,982,169)			278,565,736
Master Limited Partnerships - .0%
Energy - .0%
Columbia Pipeline Partners LP (cost $124,600)	7,693		123,088
Bonds and Notes - .2%	Principal Amount ($)		Value ($)
Software & Services - .2%
Rackspace Hosting, Gtd. Notes, 6.50%, 1/15/24 (cost $697,654)	623,000	[a]	715,671

14

Options Purchased - .0%	Number of Contracts	Value ($)
Call Options - .0%
Abbott Laboratories, November 2016 @ $45	11	22
Aetna, November 2016 @ $110	25	2,575
AT&T, December 2016 @ $39	93	1,395
AT&T, February 2017 @ $39	58	2,204
AT&T, January 2017 @ $39	87	2,175
CBOE Holdings, December 2016 @ $65	34	3,400
CBOE Holdings, December 2016 @ $67.50	33	1,155
CBOE Holdings, December 2016 @ $72.50	34	765
CBOE Holdings, January 2017 @ $70	17	680
CBOE Holdings, January 2017 @ $72.50	25	625
CenturyLink, April 2017 @ $28	18	2,070
CenturyLink, January 2017 @ $29	33	1,650
CenturyLink, January 2018 @ $30	25	3,000
Imperva, December 2016 @ $55	21	263
Intersil, Cl. A, January 2017 @ $20	33	7,013
LinkedIn, Cl. A, January 2018 @ $200	1	40
Lions Gate Entertainment, December 2016 @ $21	33	3,531
Lions Gate Entertainment, December 2016 @ $23	15	675
Monsanto, January 2017 @ $110	35	1,225
Qualcomm, November 2016 @ $70	16	2,448
Syngenta, ADR, December 2016 @ $90	2	32
WhiteWave Foods, January 2017 @ $55	46	3,864
		40,807
Put Options - .0%
Apollo Education Group, Cl. A, January 2017 @ $5	47	987
Apollo Education Group, Cl. A, January 2017 @ $8	63	3,213
Equinix, November 2016 @ $350	31	32,581
Molson Coors Brewing, Cl. B, November 2016 @ $103	157	41,454
Northstar Realty Finance, December 2016 @ $11	34	510
S&P 500 Index, November 2016 @ $1960	15	5,550
S&P 500 Index, November 2016 @ $2120	15	44,820
Syngenta, ADR, November 2016 @ $70	24	600
Syngenta, ADR, November 2016 @ $75	16	640

15

STATEMENT OF INVESTMENTS (continued)

Options Purchased - .0% (continued)	Number of Contracts	Value ($)
Put Options - .0% (continued)
Team Health Holdings, December 2016 @ $30	17	85
Team Health Holdings, November 2016 @ $30	33	165
WhiteWave Foods, January 2017 @ $52.50	9	945
		131,550
Total Options Purchased (cost $169,896)		172,357
Total Investments (cost $264,974,319)	66.0%	279,576,852
Cash and Receivables (Net)	34.0%	143,801,983
Net Assets	100.0%	423,378,835

ADR—American Depository Receipt

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $4,423,431 or 1.04% of net assets.
bNon-income producing security.
cInvestment in real estate investment trust.

16

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	8.1
Materials	5.1
Technology Hardware & Equipment	5.1
Banks	4.6
Health Care Equipment & Services	4.5
Energy	3.9
Media	3.9
Food, Beverage & Tobacco	3.5
Semiconductors & Semiconductor Equipment	3.3
Transportation	3.1
Pharmaceuticals, Biotechnology & Life Sciences	2.9
Diversified Financials	2.8
Capital Goods	2.7
Consumer Durables & Apparel	2.7
Consumer Services	2.2
Automobiles & Components	1.9
Utilities	1.8
Telecommunication Services	1.4
Insurance	1.3
Household & Personal Products	.6
Retailing	.6
Options Purchased	.0
Real Estate	.0
66.0

† Based on net assets.

See notes to financial statements.

17

STATEMENT OF SECURITIES SOLD SHORT

October 31, 2016

Common Stocks - 36.8%	Shares	Value ($)
Automobiles & Components - 1.2%
Adient	11,251	512,033
Autoliv	10,080	975,542
Toyota Motor, ADR	29,697	3,434,755
Workhorse Group	15,000	99,600
		5,021,930
Banks - .3%
Home Bancshares	59,620	1,282,426
Capital Goods - 2.8%
Acuity Brands	5,490	1,227,399
Boeing	3,130	445,806
Caterpillar	10,928	912,051
Deere & Co.	6,809	601,235
Emerson Electric	20,200	1,023,736
GATX	28,470	1,246,132
General Electric	6,572	191,245
Honeywell International	4,750	520,980
MSC Industrial Direct, Cl. A	10,520	765,856
Parker-Hannifin	14,545	1,785,399
Sensata Technologies Holdings	27,900	996,867
Triumph Group	42,800	1,014,360
United Technologies	11,550	1,180,410
		11,911,476
Commercial & Professional Services - .2%
RR Donnelley & Sons	47,950	851,113
Consumer Durables & Apparel - .6%
Compagnie Financiere Richemont	7,149	459,839
Kate Spade & Co.	52,950	886,913
Polaris Industries	7,002	536,423
Swatch Group	1,777	534,599
Vera Bradley	10,700	143,059
		2,560,833
Consumer Services - 1.2%
Apollo Education Group, Cl. A	445	3,912
Darden Restaurants	27,820	1,802,458
Eldorado Resorts	435	5,264
Habit Restaurants, Cl. A	16,198	229,202

18

Common Stocks - 36.8% (continued)	Shares	Value ($)
Consumer Services - 1.2% (continued)
Jamba	20,000	211,000
Kona Grill	10,619	114,154
Noodles & Co	24,959	117,307
Potbelly	15,000	195,750
ServiceMaster Global Holdings	33,890	1,212,923
Starbucks	18,900	1,003,023
Wynn Resorts	1,900	179,645
		5,074,638
Diversified Financials - .9%
Ameriprise Financial	10,600	936,934
Aries Capital	38,228	584,888
CBOE Holdings	5,831	368,578
Franklin Resources	36,710	1,235,659
Waddell & Reed Financial	46,650	733,338
		3,859,397
Energy - 2.9%
Apache	15,911	946,386
Chevron	16,919	1,772,265
Concho Resources	2,705	343,373
ConocoPhillips	18,491	803,434
Enbridge	22,427	968,174
National Oilwell Varco	45,953	1,475,091
Occidental Petroleum	35,817	2,611,417
Schlumberger	40,899	3,199,529
		12,119,669
Exchange-Traded Funds - 11.8%
Consumer Discretionary Select Sector SPDR Fund	20,167	1,575,043
Consumer Staples Select Sector SPDR Fund	61,052	3,223,546
CurrencyShares Euro Trust	27,350	2,919,612
Health Care Select Sector SPDR Fund	10,037	676,092
Industrial Select Sector SPDR Fund	31,983	1,829,747
Materials Select Sector SPDR Fund	19,545	913,729
SPDR S&P 500 ETF Trust	159,406	33,881,745
SPDR S&P Regional Banking ETF	33,404	1,462,761
Technology Select Sector SPDR Fund	70,451	3,340,786
		49,823,061
Food & Staples Retailing - .5%
Costco Wholesale	4,900	724,563
Metro	16,400	506,929
Wal-Mart Stores	15,814	1,107,296

19

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks - 36.8% (continued)	Shares	Value ($)
Food & Staples Retailing - .5% (continued)
		2,338,788
Food, Beverage & Tobacco - .8%
Brown-Forman, Cl. B	20,430	943,253
DavidsTea	16,900	178,295
Flowers Foods	33,400	518,368
Freshpet	20,000	170,000
Hormel Foods	39,800	1,532,300
WhiteWave Foods	2,761	150,447
		3,492,663
Health Care Equipment & Services - 1.9%
Abbott Laboratories	60,552	2,376,060
Aetna	1,176	126,244
Amsurg	19,876	1,187,591
Anthem	4,245	517,296
DaVita HealthCare Partners	8,050	471,891
Halyard Health	29,800	964,030
ICU Medical	5,120	713,216
LivaNova	30,905	1,751,695
Novadaq Technologies	10,000	111,100
		8,219,123
Household & Personal Products - .5%
Church and Dwight	19,600	945,896
Clorox	9,290	1,114,986
		2,060,882
Insurance - .2%
Unum Group	21,570	763,578
Materials - .3%
AdvanSix	1	13
Axalta Coating Systems	19,870	499,134
Pershing Gold	20,450	85,277
Sherwin-Williams	2,050	501,963
		1,086,387
Media - 1.0%
Comcast	12,145	750,804
Nexstar Broadcasting Group, Cl. A	3,060	149,328
Omnicom Group	4,756	379,624
Walt Disney	30,663	2,842,153
		4,121,909
Pharmaceuticals, Biotechnology & Life Sciences - 1.1%
Bruker	23,910	489,916

20

Common Stocks - 36.8% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 1.1% (continued)
Insys Therapeutics	16,000		172,960
Osiris Therapeutics	50,000		200,500
Perrigo	8,310		691,309
Roche Holding	7,825		1,798,987
Roche Holding, ADR	10,540		302,235
UCB	13,370		905,423
			4,561,330
Real Estate - .6%
Colony Capital	24,888	[a]	473,121
Crown Castle International	8,365	[a]	761,131
Equinix	3,888	[a]	1,389,105
			2,623,357
Retailing - 1.5%
American Eagle Outfitters	92,220		1,571,429
Big Lots	25,950		1,126,230
Container Store Group	25,000		122,000
DSW	27,070		562,244
JD.com	7,000		181,650
Lowe's Cos	18,180		1,211,697
Target	23,780		1,634,399
Tractor Supply	1,089		68,204
			6,477,853
Semiconductors & Semiconductor Equipment - .2%
Analog Devices	12,649		810,801
Software & Services - 3.8%
Accenture, Cl. A	15,299		1,778,356
Activision Blizzard	9,711		419,224
Alibaba Group Holding, ADR	26,531		2,697,937
Citrix Systems	11,850		1,004,880
Cognizant Technology Solutions, Cl. A	20,270		1,040,865
Electronic Arts	22,741		1,785,623
Epam Systems	7,640		491,787
Infosys, ADR	111,066		1,694,867
International Business Machines	23,225		3,569,450
SS&C Technologies Holdings	15,995		510,720
Tangoe	27,355		234,706
Vmware	5,695		447,627
Workday	6,154		533,429
			16,209,471

21

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks - 36.8% (continued)	Shares	Value ($)
Technology Hardware & Equipment - 1.0%
Amphenol, Cl. A	23,856	1,572,826
Control4	11,417	128,898
Corning	103,598	2,352,711
Rofin-Sinar Technologies	736	23,957
		4,078,392
Telecommunication Services - .3%
Acacia Communications	7,570	527,553
AT&T	13,312	489,748
Boingo Wireless	10,000	97,200
CenturyLink	2,431	64,616
Manitoba Telecom Services	1,682	47,013
		1,226,130
Transportation - 1.2%
Deutsche Lufthansa	92,355	1,180,607
Royal Mail	196,800	1,182,742
Union Pacific	16,217	1,430,015
United Parcel Service, Cl. B	10,298	1,109,712
		4,903,076
Utilities .0%
Westar Energy	3,430	196,608
Total Securities Sold Short (proceeds $158,302,742)		155,674,891

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Investment in real estate investment trust.

22

Portfolio Summary (Unaudited) †	Value (%)
Exchange-Traded Funds	11.8
Software & Services	3.8
Energy	2.9
Capital Goods	2.8
Health Care Equipment & Services	1.9
Retailing	1.5
Automobiles & Components	1.2
Consumer Services	1.2
Transportation	1.2
Pharmaceuticals, Biotechnology & Life Sciences	1.1
Media	1.0
Technology Hardware & Equipment	1.0
Diversified Financials	.9
Food, Beverage & Tobacco	.8
Consumer Durables & Apparel	.6
Real Estate	.6
Food & Staples Retailing	.5
Household & Personal Products	.5
Banks	.3
Materials	.3
Telecommunication Services	.3
Commercial & Professional Services	.2
Insurance	.2
Semiconductors & Semiconductor Equipment	.2
Utilities	.0
36.8

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF FINANCIAL FUTURES

October 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Financial Futures Short
Amsterdam Exchange Index	16	(1,584,983)	November 2016	(733)
CAC 40 10 Euro	135	(6,678,495)	November 2016	(1,173)
DAX	17	(4,981,311)	December 2016	(66,391)
DJ Euro Stoxx 50	575	(19,270,816)	December 2016	(290,703)
FTSE 100	39	(3,307,641)	December 2016	(73,998)
FTSE/MIB Index	10	(939,020)	December 2016	(34,998)
OMX Stockholm 30 Index	139	(2,223,393)	November 2016	4,250
Gross Unrealized Appreciation				4,250
Gross Unrealized Depreciation				(467,996)

See notes to financial statements.

24

STATEMENT OF OPTIONS WRITTEN

October 31, 2016

	Number of Contracts	Value ($)
Call Options:
Whitewave Foods,
January 2017 @ $50	46	(24,610)
Put Options:
Molson Coors Brewing, Cl. B
November 2016 @ $95	157	(10,198)
NXP Semiconductors
November 2016 @ $98	58	(1,160)
S&P 500 Index,
November 2016 @ $2,040	30	(32,850)
Time Warner
November 2016 @ $85	24	(480)
Time Warner
November 2016 @ $85.5	25	(588)
Time Warner
November 2016 @ $86.5	33	(1,683)
Time Warner
November 2016 @ $87	38	(2,736)
Total Options Written (premiums received $82,403)		(74,305)

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	264,974,319	279,576,852
Cash		87,689,133
Cash denominated in foreign currency	2,960	2,918
Receivable from brokers for proceeds on securities sold short—Note 4		158,302,742
Cash collateral held by broker—Note 4		51,738,176
Receivable for investment securities sold		26,969,553
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		569,319
Unrealized appreciation on swap agreements—Note 4		339,752
Receivable for futures variation margin—Note 4		227,785
Dividends and interest receivable		169,451
Receivable for shares of Common Stock subscribed		164,000
Prepaid expenses		34,486
		605,784,167
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		763,024
Securities sold short, at value (proceeds $158,302,742)—See Statement of Securities Sold Short—Note 4		155,674,891
Payable for investment securities purchased		24,836,525
Unrealized depreciation on swap agreements—Note 4		329,484
Payable for shares of Common Stock redeemed		185,120
Payable for dividends on securities sold short		146,446
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		123,678
Payable to broker for swap transactions—Note 4		98,580
Outstanding options written, at value (premiums received $82,403)—See Statement of Options Written—Note 4		74,305
Due to broker		48,037
Accrued expenses		125,242
		182,405,332
Net Assets ($)		423,378,835
Composition of Net Assets ($):
Paid-in capital		426,812,831
Accumulated investment (loss)—net		(5,689,967)
Accumulated net realized gain (loss) on investments		(14,973,177)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions, securities sold short and foreign currency transactions [including ($463,746) net unrealized (depreciation) on financial futures]		17,229,148
Net Assets ($)		423,378,835

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	283,504	103,965	400,813	422,590,553
Shares Outstanding	23,456	8,771	32,900	34,656,990
Net Asset Value Per Share ($)	12.09	11.85	12.18	12.19

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $108,855 foreign taxes withheld at source):	4,033,120
Interest	1,490,218
Total Income	5,523,338
Expenses:
Management fee—Note 3(a)	7,747,965
Dividends on securities sold short	2,952,100
Interest on securities sold short	593,794
Professional fees	183,200
Custodian fees—Note 3(c)	118,159
Registration fees	75,139
Directors’ fees and expenses—Note 3(d)	23,451
Prospectus and shareholders’ reports	14,037
Loan commitment fees—Note 2	6,883
Shareholder servicing costs—Note 3(c)	3,166
Distribution fees—Note 3(b)	794
Miscellaneous	105,716
Total Expenses	11,824,404
Less—reduction in expenses due to undertaking—Note 3(a)	(284,353)
Less—reduction in fees due to earnings credits—Note 3(c)	(15)
Net Expenses	11,540,036
Investment (Loss)—Net	(6,016,698)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	(163,651)
Short sale transactions	(3,466,365)
Net realized gain (loss) on options transactions	(1,809,002)
Net realized gain (loss) on financial futures	(2,649,748)
Net realized gain (loss) on swap transactions	593,237
Net realized gain (loss) on forward foreign currency exchange contracts	858,344
Net Realized Gain (Loss)	(6,637,185)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	6,586,104
Net unrealized appreciation (depreciation) on options transactions	452,908
Net unrealized appreciation (depreciation) on financial futures	229,034
Net unrealized appreciation (depreciation) on swap transactions	(621,746)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(282,275)
Net unrealized appreciation (depreciation) on securities sold short	1,756,074
Net Unrealized Appreciation (Depreciation)	8,120,099
Net Realized and Unrealized Gain (Loss) on Investments	1,482,914
Net (Decrease) in Net Assets Resulting from Operations	(4,533,784)

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment (loss)—net	(6,016,698)	(5,532,098)
Net realized gain (loss) on investments	(6,637,185)	8,021,003
Net unrealized appreciation (depreciation) on investments	8,120,099	1,470,287
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,533,784)	3,959,192
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	32,143	146,633
Class C	-	10,000
Class I	1,212,460	642,991
Class Y	176,424,740	171,017,253
Cost of shares redeemed:
Class A	(47,146)	(63,514)
Class C	(9,194)	(350)
Class I	(1,157,831)	(376,418)
Class Y	(68,799,629)	(145,103,009)
Increase (Decrease) in Net Assets from Capital Stock Transactions	107,655,543	26,273,586
Total Increase (Decrease) in Net Assets	103,121,759	30,232,778
Net Assets ($):
Beginning of Period	320,257,076	290,024,298
End of Period	423,378,835	320,257,076
Accumulated investment (loss)—net	(5,689,967)	(2,269,476)
Capital Share Transactions (Shares):
Class A
Shares sold	2,674	11,837
Shares redeemed	(3,934)	(5,181)
Net Increase (Decrease) in Shares Outstanding	(1,260)	6,656
Class C
Shares sold	-	799
Shares redeemed	(778)	(28)
Net Increase (Decrease) in Shares Outstanding	(778)	771
Class Ia
Shares sold	100,172	50,668
Shares redeemed	(95,939)	(30,001)
Net Increase (Decrease) in Shares Outstanding	4,233	20,667
Class Ya
Shares sold	14,551,030	13,696,890
Shares redeemed	(5,679,979)	(11,599,142)
Net Increase (Decrease) in Shares Outstanding	8,871,051	2,097,748

[a]	During the period ended October 31, 2016, 90,265 Class Y shares representing $1, 091,460 were exchanged for 90, 343 Class I shares.
See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.32	12.20	12.50
Investment Operations:
Investment (loss)—net[b]	(.22)	(.27)	(.16)
Net realized and unrealized gain (loss) on investments	(.01)[c]	.39	(.14)
Total from Investment Operations	(.23)	.12	(.30)
Net asset value, end of period	12.09	12.32	12.20
Total Return (%)[d]	(1.87)	.98	(2.40)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.41	3.16	3.14[f]
Ratio of net expenses to average net assets	3.29	3.16	3.10[f]
Ratio of net investment (loss) to average net assets	(1.84)	(2.21)	(2.26)[f]
Portfolio Turnover Rate	369.03	524.89	312.91[e]
Net Assets, end of period ($ x 1,000)	284	304	220

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.17	12.15	12.50
Investment Operations:
Investment (loss)—net[b]	(.31)	(.37)	(.21)
Net realized and unrealized gain (loss) on investments	(.01)[c]	.39	(.14)
Total from Investment Operations	(.32)	.02	(.35)
Net asset value, end of period	11.85	12.17	12.15
Total Return (%)[d]	(2.63)	.17	(2.80)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.17	3.96	3.87[f]
Ratio of net expenses to average net assets	4.05	3.96	3.77[f]
Ratio of net investment (loss) to average net assets	(2.60)	(3.03)	(2.97)[f]
Portfolio Turnover Rate	369.03	524.89	312.91[e]
Net Assets, end of period ($ x 1,000)	104	116	107

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
See notes to financial statements.

30

	Year Ended October 31,
Class I Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.38	12.22	12.50
Investment Operations:
Investment (loss)—net[b]	(.19)	(.23)	(.14)
Net realized and unrealized gain (loss) on investments	(.01)[c]	.39	(.14)
Total from Investment Operations	(.20)	.16	(.28)
Net asset value, end of period	12.18	12.38	12.22
Total Return (%)	(1.62)	1.31	(2.24)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.13	2.90	2.87[e]
Ratio of net expenses to average net assets	3.02	2.90	2.77[e]
Ratio of net investment (loss) to average net assets	(1.52)	(1.83)	(1.96)[e]
Portfolio Turnover Rate	369.03	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	401	355	98

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Not annualized.
e Annualized.
See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.39	12.23	12.50
Investment Operations:
Investment (loss)—net[b]	(.19)	(.23)	(.15)
Net realized and unrealized gain (loss) on investments	(.01)[c]	.39	(.12)
Total from Investment Operations	(.20)	.16	(.27)
Net asset value, end of period	12.19	12.39	12.23
Total Return (%)	(1.62)	1.31	(2.16)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.05	2.80	2.75[e]
Ratio of net expenses to average net assets	2.98	2.80	2.75[e]
Ratio of net investment (loss) to average net assets	(1.55)	(1.88)	(1.96)[e]
Portfolio Turnover Rate	369.03	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	422,590	319,481	289,600

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Not annualized.
e Annualized.
See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Long/Short Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Owl Creek Asset Management, L.P. (“Owl Creek”), Sirios Capital Management, L.P. (“Sirios”), Ramius Advisors, LLC (“Ramius”), Three Bridges Capital, LP (“Three Bridges”), Cramer Rosenthal McGlynn, LLC (“CRM”) and Pine River Capital Management, L.P. (“Pine River”) serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio. Effective August 10, 2016, the Company’s Board of Directors (the “Board”) approved a new sub-investment advisory agreement with Ramius.

Effective February 26, 2016 and November 4, 2016, the Board voted to terminate the fund’s sub-investment advisory agreements with Standard Pacific Capital, LLC and Kingsford Capital Management, LLC, respectively.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at

33

NOTES TO FINANCIAL STATEMENTS (continued)

net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A, C and I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

34

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

35

NOTES TO FINANCIAL STATEMENTS (continued)

the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by an independent pricing service (the “Service”). Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward

36

contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	715,671	-	715,671
Equity Securities – Domestic Common Stocks†	219,578,464	-	-	219,578,464
Equity Securities – Foreign Common Stocks†	58,987,272	-	-	58,987,272
Master Limited Partnership†	123,088	-	-	123,088
Other Financial Instruments:
Financial Futures††	4,250	-	-	4,250
Forward Foreign Currency Exchange Contracts††	-	569,319	-	569,319
Options Purchased	172,357	-	-	172,357
Swaps††	-	339,752	-	339,752
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(467,996)	-	-	(467,996)
Forward Foreign Currency Exchange Contracts††	-	(123,678)	-	(123,678)
Swaps††	-	(329,484)	-	(329,484)
Securities Sold Short:
Equity Securities - Domestic†††	(90,308,896)	-	-	(90,308,896)
Equity Securities - Foreign†††	(15,542,934)	-	-	(15,542,934)
Exchange-Traded Funds†††	(49,823,061)	-	-	(49,823,061)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.
††† See Statement of Securities Sold Short for additional detailed classifications.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

37

NOTES TO FINANCIAL STATEMENTS (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016, there were no affiliated issuers held.

Certain affiliated investment companies may also invest in the fund. At October 31, 2016, Dreyfus Alternative Diversifier Strategies Fund, an affiliate of the fund, held 12,528,117 Class Y shares representing approximately 36% of the fund’s net assets.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

38

tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $3,389,580 and unrealized appreciation $5,575,166. In addition, the fund deferred for tax purposes late year ordinary losses of $5,619,582 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $1,395,404 of short-term capital losses and $1,994,176 of long-term capital losses which can be carried forward for an unlimited period.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, swap periodic payments, real estate investment trusts, net operating losses, short sale 45 day reclassification and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $2,596,207, decreased accumulated net realized gain (loss) on investments by $274,139 and decreased paid-in capital by $2,322,068. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of

39

NOTES TO FINANCIAL STATEMENTS (continued)

the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 2.00% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from November 1, 2015 through April 13, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, dividend and interest expenses on securities sold short, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 2.50% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from April 14, 2016 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding certain expenses as described above) exceed 2.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $284,353 during the period ended October 31, 2016.

Pursuant to a Portfolio Allocation Management Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreement between Dreyfus and Owl Creek, Sirios, Ramius, Three Bridges, CRM and Pine River, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays each sub-investment advisor a monthly fee at an annual percentage of the value of the fund’s average daily net assets allocated to the respective sub-investment advisor. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-

40

investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $794 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $719 and $265, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and

41

NOTES TO FINANCIAL STATEMENTS (continued)

redemptions. During the period ended October 31, 2016, the fund was charged $975 for transfer agency services and $38 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $15.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $118,159 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $15,686 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $718,644, Distribution Plan fees $66, Shareholder Services Plan fees $83, custodian fees $61,382, Chief Compliance Officer fees $9,101 and transfer agency fees $163, which are offset against an expense reimbursement currently in effect in the amount of $26,415.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures, options transactions, forward contracts and swap transactions, during the period ended October 31, 2016 were as follows:

	Purchases ($)	Sales ($)
Long transactions	966,118,606	888,241,296
Short sale transactions	532,488,484	583,243,658
Total	1,498,607,090	1,471,484,954

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or

42

custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at October 31, 2016 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

The fund is liable for any dividends payable on securities while those securities are in a short position. Dividends declared on short positions are recorded on the ex-dividend date and recorded as an expense in the Statement of Operations. The fund is charged a securities loan fee in connection with short sale transactions which is recorded as interest on securities sold short in the Statement of Operations.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2016 are set forth in the Statement of Financial Futures.

43

NOTES TO FINANCIAL STATEMENTS (continued)

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2016:

44

			Options Terminated
	Number of	Premiums		Net Realized
Option Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding October 31, 2015	292	1,060
Contracts written	2,426	490,039
Contracts terminated:
Contracts closed	1,267	363,055	329,903	33,152
Contracts expired	1,040	45,641	-	45,641
Total contracts terminated	2,307	408,696	329,903	78,793
Contracts Outstanding October 31, 2016	411	82,403

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

45

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Goldman Sachs International
Euro,
Expiring
11/1/2016	586,031	644,049	643,319	(730)
Morgan Stanley Capital Services
British Pound,
Expiring
11/16/2016	642,500	786,984	786,659	(325)
Canadian Dollar,
Expiring
11/30/2016	857	639	639	-
12/15/2016	1,971,675	1,500,000	1,470,472	(29,528)
Chinese Yuan Renminbi,
Expiring
1/26/2017	9,717,050	1,428,933	1,423,597	(5,336)
Danish Krone,
Expiring
11/2/2016	3,149,826	464,859	464,864	5
11/16/2016	13,770,000	2,020,488	2,033,626	13,138
Euro,
Expiring
11/16/2016	11,770,000	12,907,006	12,928,707	21,701
11/17/2016	1,302,000	1,451,883	1,430,234	(21,649)
12/21/2016	59,406	64,934	65,371	437
Norwegian Krone,
Expiring
11/2/2016	9,114,043	1,103,328	1,103,081	(247)
Swedish Krona,
Expiring
11/2/2016	25,458,162	2,818,288	2,818,616	328
11/16/2016	23,838,000	2,694,344	2,641,126	(53,218)
Swiss Franc,
Expiring
11/16/2016	1,570,000	1,581,947	1,587,866	5,919
11/17/2016	50,000	51,534	50,572	(962)
12/21/2016	561,543	580,916	569,233	(11,683)
Sales:
Morgan Stanley Capital Services
Canadian Dollar,
Expiring
11/2/2016	857	639	632	7
11/30/2016	45,119	33,756	33,645	111
12/15/2016	1,992,150	1,500,000	1,485,742	14,258

46

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Morgan Stanley Capital Services (continued)
Chinese Yuan Renminbi,
Expiring
1/26/2017	16,665,427	2,471,639	2,441,570	30,069
Danish Krone,
Expiring
11/16/2016	25,043,000	3,718,421	3,698,483	19,938
Euro,
Expiring
11/2/2016	8,285,185	9,095,890	9,095,104	786
11/16/2016	32,193,000	35,579,294	35,362,265	217,029
11/17/2016	4,998,000	5,543,894	5,490,255	53,639
Norwegian Krone,
Expiring
11/16/2016	22,246,500	2,702,772	2,692,565	10,207
Swedish Krona,
Expiring
11/16/2016	79,367,000	8,954,454	8,793,449	161,005
Swiss Franc,
Expiring
11/2/2016	72,440	73,218	73,205	13
11/16/2016	3,796,000	3,850,512	3,839,198	11,314
11/17/2016	1,046,000	1,067,345	1,057,958	9,387
12/21/2016	16,300	16,551	16,523	28
Gross Unrealized Appreciation				569,319
Gross Unrealized Depreciation				(123,678)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations.

47

NOTES TO FINANCIAL STATEMENTS (continued)

Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open total return swaps entered into by the fund at October 31, 2016:

OTC Total Return Swaps

Pay/ Receive	Notional Amount ($)	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	401,797	Aggreko	Morgan Stanley Capital Services	11/21/2016	(5,555)
Receive	810,397	Air Liquide	Morgan Stanley Capital Services	11/21/2016	6,364
Receive	653,873	Ashtead Group	Morgan Stanley Capital Services	11/21/2016	42,750
Receive	452,093	AXA	Morgan Stanley Capital Services	11/21/2016	45,061
Receive	1,502,570	Banco Santander	Morgan Stanley Capital Services	11/21/2016	(132)
Receive	1,223,462	Barclays	Morgan Stanley Capital Services	11/21/2016	(120)
Receive	1,564,982	BNP Paribas	Morgan Stanley Capital Services	11/21/2016	(137)
Receive	728,572	British American Tobacco	Morgan Stanley Capital Services	11/21/2016	20,637
Receive	248,580	Burberry Group	Morgan Stanley Capital Services	11/21/2016	68
Receive	2,036,340	Cie Generale des Etablissements Michelin	Morgan Stanley Capital Services	11/21/2016	(7,034)

48

OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount ($)	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	102,515	Conwert Immobilien Invest	Morgan Stanley Capital Services	10/29/2018	(262)
Receive	713,079	Gamesa Corp Tecnologica	Morgan Stanley Capital Services	11/21/2016	17,237
Receive	1,369,045	GlaxoSmithKline	Morgan Stanley Capital Services	11/21/2016	(4,115)
Receive	483,328	Imperial Brands	Morgan Stanley Capital Services	11/21/2016	16,288
Receive	760,691	Inditex	Morgan Stanley Capital Services	11/21/2016	(22,785)
Receive	671,019	Intertek Group	Morgan Stanley Capital Services	11/21/2016	(30,429)
Receive	1,318,482	Kering	Morgan Stanley Capital Services	11/21/2016	(116)
Receive	873,805	Micro Focus International	Morgan Stanley Capital Services	11/21/2016	(7,619)
Receive	1,674,886	LVMH Moet Hennessy Louis Vuitton	Morgan Stanley Capital Services	11/21/2016	(4,035)
Receive	290,233	National Grid	Morgan Stanley Capital Services	11/21/2016	4,958
Receive	324,567	Nexans	Morgan Stanley Capital Services	11/21/2016	25,636
Receive	1,444,645	Pernod Ricard	Morgan Stanley Capital Services	11/21/2016	10,871
Receive	1,668,426	Renault	Morgan Stanley Capital Services	11/21/2016	(741)
Receive	154,343	Repsol	Morgan Stanley Capital Services	11/21/2016	9,610
Receive	422,860	RPC Group	Morgan Stanley Capital Services	11/21/2016	54,640
Receive	1,567,987	Sanofi	Morgan Stanley Capital Services	11/21/2016	(138)
Receive	103,225	Smith & Nephew	Morgan Stanley Capital Services	11/21/2016	(5,256)
Receive	1,037,253	Technip	Morgan Stanley Capital Services	11/21/2016	(91)
Receive	1,205,632	Total	Morgan Stanley Capital Services	11/21/2016	(106)
Receive	686,159	Ubisoft Entertainment	Morgan Stanley Capital Services	11/21/2016	(77,350)
Receive	576,370	Vallourec	Morgan Stanley Capital Services	11/21/2016	(2,190)
Receive	1,824,556	Vinci	Morgan Stanley Capital Services	11/21/2016	(20,362)
Pay	16,798	Henderson Group	Morgan Stanley Capital Services	10/10/2018	159
Pay	3,737,146	Ms Canada Financial Short	Morgan Stanley Capital Services	3/1/2017	85,470
Pay	4,047,196	Ms Short Utility Basket	Morgan Stanley Capital Services	12/29/2016	(140,911)

49

NOTES TO FINANCIAL STATEMENTS (continued)

OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount ($)	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Pay	266,833	Technip Sa	Morgan Stanley Capital Services	10/29/2018	3

Gross Unrealized Appreciation					339,752
Gross Unrealized Depreciation					(329,484)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	516,359	[1,2,3]	Equity risk	(871,785)	[1,2,4]
Foreign exchange risk	569,319	[5]	Foreign exchange risk	(123,678)	[5]
Gross fair value of derivative contracts	1,085,678			(995,463)

Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of financial futures, but only the unpaid variation margin is reported in the Statement of
Assets and Liabilities.

[2]	Unrealized appreciation (depreciation) on swap agreements.
[3]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]	Outstanding options written, at value.
[5]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Transactions	[4]	Total
Equity	(2,649,748)		(1,809,002)		-		593,237		(3,865,513)
Foreign exchange	-		-		858,344		-		858,344
Total	(2,649,748)		(1,809,002)		858,344		593,237		(3,007,169)

50

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Transactions	[8]	Total
Equity	229,034		452,908		-		(621,746)		60,196
Foreign exchange	-		-		(282,275)		-		(282,275)
Total	229,034		452,908		(282,275)		(621,746)		(222,079)

Statement of Operations location:
[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap transactions.
[5]	Net unrealized appreciation (depreciation) on financial futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	4,250	(467,996)
Options	172,357	(74,305)
Forward contracts	569,319	(123,678)
Swaps	339,752	(329,484)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,085,678	(995,463)
Derivatives not subject to
Master Agreements	(176,607)	542,301
Total gross amount of assets
and liabilities subject to
Master Agreements	909,071	(453,162)

51

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Morgan Stanley Capital Services	909,071		(452,432)	-	456,639

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Goldman Sachs International	(730)		-	-	(730)
Morgan Stanley Capital Services	(452,432)		452,432	-	-
Total	(453,162)		452,432	-	(730)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Equity financial futures	27,956,056
Equity options contracts	251,157
Forward contracts	47,518,718

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2016:

Average Notional Value ($)
Equity total return swap agreements	34,139,222

At October 31, 2016, the cost of investments for federal income tax purposes was $276,332,922; accordingly, accumulated net unrealized appreciation on investments was $3,243,930, consisting of $20,592,656 gross unrealized appreciation and $17,348,726 gross unrealized depreciation.

52

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Dreyfus BNY Mellon Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Select Managers Long/Short Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statements of investments, securities sold short, financial futures and options written as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Long/Short Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

53

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 27-28, 2016 (the “Meeting”), Dreyfus and EACM Advisors LLC (“EACM”) recommended the appointment of Ramius Advisors, LLC (“Ramius” or the “New Subadviser”) to serve as a new subadviser for the fund. The recommendation of the New Subadviser was based on, among other information, EACM’s review and due diligence report relating to the New Subadviser and its investment advisory services. In the opinion of Dreyfus and EACM, the proposed allocation to the New Subadviser of a portion of the fund’s assets would allow the New Subadviser to effectively complement the fund’s six other subadvisers, (Cramer Rosenthal McGlynn, LLC, Kingsford Capital Management, LLC, Owl Creek Asset Management, L.P., Pine River Capital Management L.P., Sirios Capital Management, L.P. and Three Bridges Capital, LP) and increase portfolio diversification. The target percentage of the fund’s assets to be allocated to the New Subadviser will occur over time.

At the Meeting, the Board, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund (“Independent Directors”), considered and approved a Sub-Investment Advisory Agreement between Dreyfus and Ramius pursuant to which Ramius would provide day-to-day management of a portion of the fund’s investments (the “New Sub-Advisory Agreement”). In determining whether to approve the New Sub-Advisory Agreement, the Board considered the due diligence materials prepared by EACM and other information, which included: (i) a copy of the New Sub-Advisory Agreement between Dreyfus and the New Subadviser; (ii) information regarding the process by which EACM recommended and Dreyfus selected and recommended the New Subadviser for Board approval; (iii) information regarding the nature, extent and quality of the services the New Subadviser would provide to the fund; (iv) information regarding the New Subadviser’s reputation, investment management business, personnel and operations; (v) information regarding the New Subadviser’s brokerage and trading policies and practices; (vi) information regarding the level of the sub-investment advisory fee to be charged by the New Sub-Adviser; (vii) information regarding the New Subadviser’s compliance program; and (viii) information regarding the New Sub-Adviser’s historical performance returns managing investment mandates similar to the fund’s investment mandate with respect to the portion of the fund’s assets to be allocated to the New Subadviser, with such performance compared to relevant indices. The Board also considered the substance of discussions with representatives of Dreyfus and EACM at the Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by the New Subadviser. In examining the nature, extent and quality of the services to be provided by the New Subadviser to the fund, the Board considered the New Subadviser’s: (i) organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) expertise in providing portfolio management services to other similar investment portfolios and the performance history of those portfolios; (iii) proposed investment strategy for the fund; (iv) long- and short-term performance relative to unmanaged indices; and (v) compliance program. The Board specifically took into account the New Subadviser’s investment process and research resources and capabilities, evaluating how the New

54

Subadviser would complement the fund’s existing sub-advisers. The Board also discussed the acceptability of the terms of the New Sub-Advisory Agreement, noting the substantial similarity to the terms of the fund’s other sub-investment advisory agreements. The Board also considered the review process undertaken by EACM, subject to Dreyfus’ supervision, and EACM’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by the New Subadviser. The Board concluded that the fund will benefit from the quality and experience of the New Subadviser’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the New Subadviser was adequate and appropriate in light of the New Subadviser’s experience with the proposed investment strategy for the portion of the fund’s assets to be allocated to the New Subadviser, the New Subadviser’s portfolio management and research resources to be applied in managing a portion of the fund’s portfolio, and Dreyfus’ and EACM’s recommendation to engage the New Subadviser, and supported a decision to approve the New Sub-Advisory Agreement.

Investment Performance of the New Sub-Adviser. Because the New Subadviser was a newly-appointed subadviser for the fund, the Board could not consider its investment performance in managing a portion of the fund’s portfolio as a factor in evaluating the New Sub-Advisory Agreement during the Meeting. However, the Board did review the New Subadviser’s historical performance record in managing other portfolios that were comparable to the fund with respect to its investment mandate for the portion of the fund’s assets to be allocated to the New Subadviser. The Board also discussed with representatives of Dreyfus and EACM the investment strategies to be employed by the New Subadviser in the management of its portion of the fund’s assets. The Board noted the New Subadviser’s reputation and experience with respect to the proposed investment strategy for the portion of the fund’s assets to be allocated to the New Subadviser, the portfolio managers’ experience with such investment strategy, and EACM’s experience and reputation in selecting, evaluating and overseeing investment managers. Based on their consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the New Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus and, thus, would not impact the fees paid by the fund. The Board recognized that, because the New Subsdviser’s fee would be paid by Dreyfus, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement and, therefore, the Board received and considered a profitability analysis of Dreyfus and its affiliates with respect to the proposed addition of Ramius as an additional subadviser for the fund. The Board concluded that the proposed fee payable to the New Subadviser by Dreyfus with respect to the assets to be allocated to the New Subadviser in its capacity as subadviser was appropriate and Dreyfus’ profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by Dreyfus and the New Subadviser.

Economies of Scale to be Realized. The Board recognized that, because the New Subadviser’s fee would be paid by Dreyfus, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management

55

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Agreement. Accordingly, consideration of economies of scale with respect to the New Subadviser was not relevant to the Board’s determination to approve the New Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that may accrue to the New Subadviser as a result of the New Subadviser’s relationships with the fund. The Board concluded that the New Subadviser may direct fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that the New Subadviser was required to select brokers who met the fund’s requirements for seeking best execution, and that Dreyfus would monitor and evaluate the New Subadviser’s trade execution with respect to fund brokerage transactions on a quarterly basis and would provide reports to the Board on these matters.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement for the fund.

56

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

57

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

58

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

59

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

60

NOTES

61

For More Information

Dreyfus Select Managers Long/Short Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Adviser

Owl Creek Asset Management, L.P.
640 Fifth Avenue, 20th Floor
New York, NY 10019

Sirios Capital Management, L.P.
One International Place
Boston, MA 02110

Ramius Advisors, LLC
599 Lexington Avenue 30th Floor
New York, NY 10022

Three Bridges Capital, LP
810 Seventh Avenue, 32nd Floor
New York, NY 10019

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

Pine River Capital Management L.P.
601 Carlson Parkway, Suite330
Minnetonka, MN 55305

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	ClassA: DBNAX Class C: DBNCX Class I: DBNIX Class Y: DBNYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6250AR1016

Dreyfus Yield Enhancement Strategy Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Yield Enhancement Strategy Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Yield Enhancement Strategy Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Yield Enhancement Strategy Fund’s Class A shares produced a total return of 4.98%, Class C shares returned 4.34%, Class I shares returned 5.22%, and Class Y shares returned 5.37%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index produced a total return of 4.37% for the same period, and the Lipper Alternative Credit Focus Funds Index produced a total return of 2.20% for the same period.2

Bonds generally gained value as interest rates declined and yield differences narrowed along the market’s credit-quality spectrum. Strong contributions from higher yielding corporate and municipal bonds enabled the fund to outperform its benchmarks.

As of August 24, 2016, the fund’s broad-based benchmark, the Barclays U.S. Aggregate Bond Index, was renamed the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s Investment Approach

The fund seeks high current income. The fund is designed to complement and diversify traditional bond portfolios.

To pursue its goal, the fund normally allocates its assets across fixed-income investment strategies using a “fund of funds” approach that apportions assets among other investment companies (underlying funds) employing various fixed income investment strategies, including those focusing on domestic and foreign corporate bonds, high yield securities (“junk” bonds), senior loans, emerging markets debt, municipal securities, and Treasury Inflation-Protected Securities (TIPS).

Dreyfus determines the fund’s asset allocation to the fixed income investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance, and other factors. As of October 31, 2016, the fund held investments in: BNY Mellon Corporate Bond Fund, BNY Mellon Municipal Opportunities Fund, Dreyfus Floating Rate Income Fund, Dreyfus High Yield Fund, Dreyfus Global Dynamic Bond Fund, and Dreyfus Emerging Markets Debt U.S. Dollar Fund.

Robust Investor Demand Supported Bond Prices

Investors grew increasingly averse to risks over the final months of 2015 due to sluggish growth in international markets and a December increase in short-term U.S. interest rates. Riskier fixed-income securities suffered particularly steep declines in January 2016 amid an economic downturn in China, plunging commodity prices, and worries about the potential impact of additional rate hikes on the U.S. economy. In contrast, high quality sovereign and municipal bonds benefited from robust investor demand during the ensuing flight to traditional safe havens.

Investor sentiment began to improve in mid-February in response to better-than-expected U.S. economic data and corporate earnings. Risk appetites continued to expand through the spring when U.S. monetary policymakers refrained from additional rate hikes, commodity prices rebounded, and foreign currencies strengthened against the U.S. dollar. A referendum in the United Kingdom to leave the European Union triggered another flight to quality in late June, sending yields of long-term U.S. Treasury securities to historical lows. However, investor sentiment bounced back quickly, and riskier bond market sectors continued to advance over the summer as global investors sought higher levels of current income than were available in overseas markets.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Higher Yielding Bonds Bolstered Fund Results

In this generally constructive environment, the fund achieved favorable relative results from some of its more aggressive underlying investments. Dreyfus High Yield Fund benefited from an emphasis on corporate bonds with credit ratings at the lower end of the high yield range, more than offsetting relative weakness stemming from relatively light exposure to commodities-related issuers. Likewise, BNY Mellon Municipal Opportunities Fund participated in gains among lower rated holdings, and performance was further buoyed by a relatively long duration posture and favorable credit selections. BNY Mellon Corporate Bond Fund also maintained a constructive duration positioning, which enabled it to capture higher yields and participate more fully in capital gains as longer term interest rates fell.

On the other hand, Dreyfus Opportunistic Fixed Income Fund lagged market averages when weakness among lower rated securities early in the reporting period led it to reduce its exposure to such bonds, preventing the fund from participating more fully in the subsequent rally.

Maintaining a Diversified Portfolio

We currently expect the choppy U.S. economic recovery to continue. While the Federal Reserve Board seems likely to raise short-term interest rates, any increases are likely to be modest, and high-quality bond yields could remain low compared to historical norms. Therefore, we have continued to focus on a diverse array of underlying investments that can provide competitive levels of current income.

During the reporting period, we eliminated the fund’s positon in TCW Emerging Markets Income Fund and redeployed those assets to Dreyfus Emerging Markets Debt U.S. Dollar Fund. In July, we eliminated the fund’s exposure to the underperforming Dreyfus Opportunistic Fixed Income Fund in favor of larger allocations to Dreyfus High Yield Fund and Dreyfus Global Dynamic Bond Fund. In our judgment, these adjustments position the fund well for the prevailing investment climate.

November 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The underlying fund’s underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

² Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Bloomberg Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government-agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. The Lipper Alternative Credit Focus Funds Index reflects the returns of mutual funds to show how the fund’s performance compares with the returns of mutual funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling in seeking to benefit from any changes in credit quality, credit spreads, and market liquidity. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Yield Enhancement Strategy Fund Class A shares, Class C shares, Class I shares and Class Y shares, with the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Alternative Credit Focus Funds Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Yield Enhancement Strategy Fund on 3/7/14 (inception date) to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Alternative Credit Focus Funds Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Bloomberg Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. The Lipper Alternative Credit Focus Funds Index reflects the returns of mutual funds to show how the fund’s performance compares with the returns of mutual funds that, by prospectus language, invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling in seeking to benefit from any changes in credit quality, credit spreads, and market liquidity. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (4.50%)	3/7/14	0.22%	1.21%
without sales charge	3/7/14	4.98%	2.99%
Class C shares
with applicable redemption charge †	3/7/14	3.34%	2.25%
without redemption	3/7/14	4.34%	2.25%
Class I shares	3/7/14	5.22%	3.24%
Class Y shares	3/7/14	5.37%	3.31%
Bloomberg Barclays U.S. Aggregate Bond Index	2/28/14	4.37%	3.51%	††
Lipper Alternative Credit Focus Funds Index	2/28/14	2.20%	0.45%	††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of each index on 2/28/14 is used as the beginning value on 3/7/14.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Yield Enhancement Strategy Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$1.64	$5.72	$.92	$.26
Ending value (after expenses)	$1,032.90	$1,030.00	$1,034.80	1,034.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$1.63	$5.69	$.92	$.25
Ending value (after expenses)	$1,023.53	$1,019.51	$1,024.23	$1,024.89

† Expenses are equal to the fund’s annualized expense ratio of .32% for Class A, 1.12% for Class C, .18% for Class I and .05% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2016

Registered Investment Companies - 99.4%	Shares		Value ($)
Domestic Fixed Income - 90.8%
BNY Mellon Corporate Bond Fund, Cl. M	5,696,099	[a]	74,106,243
BNY Mellon Municipal Opportunities Fund, Cl. M	9,333,726	[a,b]	123,671,870
Dreyfus Floating Rate Income Fund, Cl. Y	5,474,391	[a]	66,130,641
Dreyfus High Yield Fund, Cl. I	19,485,223	[a,b]	120,418,676
			384,327,430
Foreign Fixed Income - 8.6%
Dreyfus Emerging Markets Debt U.S. Dollar Fund, Cl. Y	950,983	[a]	11,944,351
Dreyfus Global Dynamic Bond Fund, Cl. Y	1,974,098	[a]	24,340,633
			36,284,984
Total Investments (cost $423,050,280)	99.4%		420,612,414
Cash and Receivables (Net)	.6%		2,535,114
Net Assets	100.0%		423,147,528

aInvestment in affiliated mutual fund.
bThe fund's investment in the BNY Mellon Municipal Opportunities Fund and Dreyfus High Yield Fund represents 29.2% and 28.5%, respectively, of the fund's net assets. BNY Mellon Municipal Opportunities Fund seeks to provide total return (consisting of capital appreciation and current income) and Dreyfus High Yield Fund seeks to maximize total return consisting of current income exempt from federal income tax and capital appreciation.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	90.8
Mutual Funds: Foreign	8.6
99.4

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in affliated issuers—See Statement of Investments	423,050,280	420,612,414
Cash		2,518,880
Receivable for shares of Common Stock subscribed		156,166
Prepaid expenses		10,220
		423,297,680
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		8,201
Payable for shares of Common Stock redeemed		89,086
Accrued expenses		52,865
		150,152
Net Assets ($)		423,147,528
Composition of Net Assets ($):
Paid-in capital		432,260,372
Accumulated undistributed investment income—net		1,151,565
Accumulated net realized gain (loss) on investments		(7,826,543)
Accumulated net unrealized appreciation (depreciation) on investments		(2,437,866)
Net Assets ($)		423,147,528

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	154,610	49,642	538,234	422,405,042
Shares Outstanding	12,553	4,033	43,630	34,264,669
Net Asset Value Per Share ($)	12.32	12.31	12.34	12.33

See notes to financial statements.

9

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	93,947
Affiliated issuers	16,914,657
Total Income	17,008,604
Expenses:
Professional fees	57,712
Registration fees	57,234
Directors’ fees and expenses—Note 3(d)	27,058
Prospectus and shareholders’ reports	9,450
Loan commitment fees—Note 2	6,266
Custodian fees—Note 3(c)	2,702
Shareholder servicing costs—Note 3(c)	2,158
Distribution fees—Note 3(b)	191
Miscellaneous	17,142
Total Expenses	179,913
Less—reduction in fees due to earnings credits—Note 3(c)	(12)
Net Expenses	179,901
Investment Income—Net	16,828,703
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(2,029,933)
Affiliated issuers	(3,300,317)
Capital gain distributions from affiliated issuers	18,997
Net Realized Gain (Loss)	(5,311,253)
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	1,492,476
Affiliated issuers	7,085,201
Net Unrealized Appreciation (Depreciation)	8,577,677
Net Realized and Unrealized Gain (Loss) on Investments	3,266,424
Net Increase in Net Assets Resulting from Operations	20,095,127

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	16,828,703	15,396,721
Net realized gain (loss) on investments	(5,311,253)	(1,811,234)
Net unrealized appreciation (depreciation) on investments	8,577,677	(12,274,519)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,095,127	1,310,968
Dividends to Shareholders from ($):
Investment income—net:
Class A	(20,920)	(9,722)
Class C	(789)	(718)
Class I	(14,688)	(13,090)
Class Y	(16,990,590)	(14,951,061)
Total Dividends	(17,026,987)	(14,974,591)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	105,305	525,000
Class C	25,026	-
Class I	1,107,876	1,030,666
Class Y	116,164,542	157,807,930
Dividends reinvested:
Class A	10,908	8,575
Class I	8,685	5,666
Class Y	2,099,345	1,606,608
Cost of shares redeemed:
Class A	(509,838)	(2,012)
Class I	(839,692)	(964,774)
Class Y	(107,988,094)	(68,230,098)
Increase (Decrease) in Net Assets from Capital Stock Transactions	10,184,063	91,787,561
Total Increase (Decrease) in Net Assets	13,252,203	78,123,938
Net Assets ($):
Beginning of Period	409,895,325	331,771,387
End of Period	423,147,528	409,895,325
Undistributed investment income—net	1,151,565	1,349,849

11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	8,518	41,844
Shares issued for dividends reinvested	914	696
Shares redeemed	(41,417)	(160)
Net Increase (Decrease) in Shares Outstanding	(31,985)	42,380
Class C
Shares sold	2,033	-
Class Ia
Shares sold	91,394	83,157
Shares issued for dividends reinvested	716	455
Shares redeemed	(68,948)	(78,370)
Net Increase (Decrease) in Shares Outstanding	23,162	5,242
Class Ya
Shares sold	9,599,105	12,659,959
Shares issued for dividends reinvested	173,783	129,262
Shares redeemed	(9,009,128)	(5,490,173)
Net Increase (Decrease) in Shares Outstanding	763,760	7,299,048

[a]	During the period ended October 31, 2016, 76,679 Class Y shares representing $927,899 were exchanged for 76,599 Class I shares.
See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.21	12.65	12.50
Investment Operations:
Investment income—net[b]	.50	.49	.26
Net realized and unrealized gain (loss) on investments	.10	(.48)	.10
Total from Investment Operations	.60	.01	.36
Distributions:
Dividends from investment income—net	(.49)	(.45)	(.21)
Net asset value, end of period	12.32	12.21	12.65
Total Return (%)[c]	4.98	.10	2.89	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.31	.33	.91	[f]
Ratio of net expenses to average net assets[e]	.31	.33	.43	[f]
Ratio of net investment income to average net assets[e]	4.03	3.88	3.18	[f]
Portfolio Turnover Rate	16.14	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	155	544	27

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended October 31,
	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.19	12.63	12.50
Investment Operations:
Investment income—net[b]	.38	.37	.20
Net realized and unrealized gain (loss) on investments	.13	(.45)	.09
Total from Investment Operations	.51	(.08)	.29
Distributions:
Dividends from investment income—net	(.39)	(.36)	(.16)
Net asset value, end of period	12.31	12.19	12.63
Total Return (%)[c]	4.34	(.66)	2.34	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.12	1.13	1.65	[f]
Ratio of net expenses to average net assets[e]	1.12	1.13	1.16	[f]
Ratio of net investment income to average net assets[e]	3.18	2.96	2.43	[f]
Portfolio Turnover Rate	16.14	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	50	24	25

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

14

Class I Shares	Year Ended October 31,
	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.22	12.66	12.50
Investment Operations:
Investment income—net[b]	.48	.50	.23
Net realized and unrealized gain (loss) on investments	.15	(.46)	.15
Total from Investment Operations	.63	.04	.38
Distributions:
Dividends from investment income—net	(.51)	(.48)	(.22)
Net asset value, end of period	12.34	12.22	12.66
Total Return (%)	5.22	.33	3.08	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.19	.15	.54	[e]
Ratio of net expenses to average net assets[d]	.19	.15	.15	[e]
Ratio of net investment income to average net assets[d]	4.16	4.05	3.85	[e]
Portfolio Turnover Rate	16.14	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	538	250	193

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Amount does not include the expenses of the underlying funds.
e Annualized.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended October 31,
	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.21	12.65	12.50
Investment Operations:
Investment income—net[b]	.52	.51	.29
Net realized and unrealized gain (loss) on investments	.12	(.46)	.09
Total from Investment Operations	.64	.05	.38
Distributions:
Dividends from investment income—net	(.52)	(.49)	(.23)
Net asset value, end of period	12.33	12.21	12.65
Total Return (%)	5.37	.42	3.02	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.05	.06	.13	[e]
Ratio of net expenses to average net assets[d]	.05	.06	.10	[e]
Ratio of net investment income to average net assets[d]	4.28	4.05	3.67	[e]
Portfolio Turnover Rate	16.14	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	422,405	409,077	331,526

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Amount does not include the expenses of the underlying funds.
e Annualized.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Yield Enhancement Strategy Fund (the “fund”) is a separate diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A and Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

17

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

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The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities:
Mutual Funds†	420,612,414	-	-	420,612,414

† See Statement of Investments for additional detailed categorizations.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Corporate Bond Fund, Cl. M	85,393,115	9,384,523		22,382,500	(843,654)
BNY Mellon Municipal Opportunities Fund, Cl. M	115,716,405	14,384,054		7,857,300	(90,463)
Dreyfus Emerging Markets Debt U.S. Dollar Fund, Cl. Y	-	10,893,351		9,490	(40)
Dreyfus Floating Rate Income Fund, Cl. Y	61,473,111	8,590,396		3,756,860	(270,098)
Dreyfus Global Dynamic Bond Fund, Cl. Y	12,832,701	11,572,944		370,590	(6,884)
Dreyfus High Yield Fund, Cl. I	103,038,054	19,283,187		2,554,840	(327,619)
Dreyfus Opportunistic Fixed Income Fund, Cl. Y	12,462,255	592,514		11,857,500	(1,761,559)
Total	390,915,641	74,700,969		48,789,080	(3,300,317)

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NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 10/31/2016 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Corporate Bond Fund, Cl. M	2,554,759	74,106,243	17.5	2,546,393
BNY Mellon Municipal Opportunities Fund, Cl. M	1,519,174	123,671,870	29.2	4,158,606
Dreyfus Emerging Markets Debt U.S. Dollar Fund, Cl. Y	1,060,530	11,944,351	2.8	393,901
Dreyfus Floating Rate Income Fund, Cl. Y	94,092	66,130,641	15.6	2,640,985
Dreyfus Global Dynamic Bond Fund Cl. Y	312,462	24,340,633	5.8	292,418
Dreyfus High Yield Fund, Cl. I	979,894	120,418,676	28.5	6,308,837
Dreyfus Opportunistic Fixed Income Fund, Cl. Y	564,290	-	-	592,514
Total	7,085,201	420,612,414	99.4	16,933,654

† Includes reinvested dividends/distributions.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

20

tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,151,565, accumulated capital losses $6,839,054 and unrealized depreciation $3,425,355.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $2,619,190 of short-term capital losses and $4,219,864 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $12,912,367 and $11,295,569, and tax-exempt income $4,114,620 and $3,679,022, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, there is no management fee paid to Dreyfus. The fund invests in other affiliated mutual funds advised by Dreyfus. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. Dreyfus had contractually agreed, from November 1, 2015 through March 1, 2016, to assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded .30% of the value of the fund’s average daily net assets. During the period ended October 31, 2016, there was no reduction in management fee, pursuant to the undertaking.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $191 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $1,250 and $64, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

22

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $749 for transfer agency services and $28 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $12.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $2,702 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $25, Shareholder Services Plan fees $41, custodian fees $2,288, Chief Compliance Officer fees $5,688 and transfer agency fees $159.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2016, amounted to $74,795,152 and $63,313,365, respectively.

At October 31, 2016, the cost of investments for federal income tax purposes was $424,037,769; accordingly, accumulated net unrealized depreciation on investments was $3,425,355, consisting of $5,265,241 gross unrealized appreciation and $8,690,596 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus BNY Mellon Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Yield Enhancement Strategy Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statement of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Yield Enhancement Strategy Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $12,912,367 as ordinary income dividends paid during the year ended October 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, in accordance with federal tax law, the fund hereby reports $4,114,620 as “exempt-interest dividends paid” during its fiscal year ended October 31, 2016. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV, which will be mailed in early 2017.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

26

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

27

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

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GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since July 2007.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

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For More Information

Dreyfus Yield Enhancement Strategy Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DABMX Class C: DABLX Class I: DABKX Class Y: DABJX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6327AR1016

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $162,350 in 2015 and $166,800 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,400 in 2015 and $25,900 in 2016.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $12,000 in 2015 and $15,400 in 2016.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $14,933,643 in 2015 and $19,426,000 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BNY Mellon Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  December 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:  December 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)